UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135
                                   --------

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                      ------------------------------------
              (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 6/30/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


FOREIGN EQUITY SERIES


                                                  SEMIANNUAL REPORT | 06 30 2004
--------------------------------------------------------------------------------






THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                                             TEMPLETON INSTITUTIONAL FUNDS, INC.

--------------------------------------------------------------------------------

                                             Foreign Equity Series





                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                  INSTITUTIONAL
                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents


SEMIANNUAL REPORT
--------------------------------------------------------------------------------

 TIFI Foreign Equity Series ......................................    2

 Performance Summary .............................................    6

 Financial Highlights and Statement of Investments ...............    8

 Financial Statements ............................................   16

 Notes to Financial Statements ...................................   19

 Proxy Voting Policies and Procedures ............................   26



--------------------------------------------------------------------------------
  STATEMENT ON CURRENT
  INDUSTRY ISSUES
--------------------------------------------------------------------------------
  In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempleton.com, or call us at 1-800/632-2301.
--------------------------------------------------------------------------------






              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------



                                                           Semiannual Report | 1

Semiannual Report

TIFI Foreign Equity Series

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST CURRENT PERFORMANCE, PLEASE CALL 1-800/321-8563.
--------------------------------------------------------------------------------


This is the Templeton Institutional Funds, Inc. (TIFI) Foreign Equity Series (the "Fund") semiannual report for the six months ended June 30, 2004.


PERFORMANCE OVERVIEW

The Fund posted a 3.47% cumulative total return for the six-month period ended June 30, 2004. The Fund underperformed its benchmarks, the MSCI All Country World ex US Index 1,2 and the MSCI EAFE Index, 2,3 which returned 4.10% and 4.86%, respectively, during the same period.


ECONOMIC AND MARKET OVERVIEW

Exports, employment, and manufacturing data suggested that the global economy expanded in the first half of 2004, led by the United States and China, albeit possibly at a slower pace than in 2003. As of June 30, 2004, Chinese authorities' intervention appeared effective in slowing gross domestic product
(GDP) growth. Chinese officials targeted a growth rate of 7% for 2004, after China's GDP grew 9.1% in last year's fourth quarter. 4 A potential slowdown in China's economy had been widely anticipated, as had the ripple effect on export-oriented economies in Asia, Europe, and Latin America that have benefited from China's dramatic growth. Counteracting China's potential slowdown, domestic demand increased in countries such as Japan and France, and there was some indication that this could soon be the case in Italy and Germany. For example, recent consumer confidence surveys in Germany, Europe's largest economy, indicated improvement



1. Source: Standard & Poor's Micropal. The Morgan Stanley Capital International
(MSCI) All Country World ex US Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

2. All MSCI data is presented "as is." The Fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the Fund described herein. Copying or distributing the MSCI data is strictly prohibited.

3. Source: Standard & Poor's Micropal. The MSCI Europe, Australasia, and Far East (EAFE) Index is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the global developed markets, excluding the United States and Canada.

4. Bloomberg L.P., June 22, 2004.



2 |  Semiannual Report
in spending plans, income expectations, and economic outlook. This reflected, in part, a decline in oil prices from record levels earlier in the year and modest job creation that maintained the unemployment rate at 10.5% in June. 5 Improving Europe's consumer demand is relevant to economic growth because consumer spending accounts for about two-thirds of the euro zone's $8.5 trillion economy. 6

In early 2004, investors extended the rally in global equity markets that had begun in March 2003. Adequate liquidity, reasonably solid economic growth and higher corporate earnings remained pillars for the extended rally. However, investor focus shifted to potential problem areas of inflation, terrorism, China's slowing economy, and rising global interest rates. These factors hindered global equity market performance, particularly in the second quarter when local stock market indices in China, Russia, Taiwan, South Korea, and Brazil delivered double-digit declines. Asian stock markets were weak due to the Chinese market. The Russian market reacted to what some investors considered political interference in the market following the troubles of oil company Yukos. Debt-burdened Brazil faced the double hurdles of decreased demand from Asia and higher interest rates. However, the investment returns of these few markets were hardly typical.

Most stock market indexes traded nervously in the first half of 2004, but overall did not move significantly in either direction. Excluding the Nikkei 225 Stock Average, 7 which rose 9.27% in USD terms for the six months ended June 30, 2004, most major local indices delivered relatively flat returns. The MSCI All Country World ex U.S. Index's six-month total return was 4.10%. In aggregate, stock market gains have been relatively modest so far this year.


INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental internal research evaluates a company's potential to grow earnings, asset value and/or cash flow over a five-year horizon. Stocks are selected for purchase or sale utilizing strict valuation parameters, reflecting our focus on individual companies rather than countries or sectors.


GEOGRAPHIC DISTRIBUTION ON 6/30/04
EQUITY ASSETS AS A PERCENTAGE
OF TOTAL NET ASSETS

[PIE CHART OMITTED]
IN THE PRINTED VERSION, THERE IS A PIE CHART DEPICTED WITH THE FOLLOWING PLOT POINTS.

Europe ...................  66.5%

Asia .....................  19.0%

North America ............   5.5%

Australia & New Zealand ..   3.4%

Latin America ............   1.9%

Middle-East/Africa .......   1.0%

Short-Term Investments &
Other Net Assets .........   2.7%


SECTOR DIVERSIFICATION ON 6/30/04
EQUITY ASSETS AS A PERCENTAGE OF
TOTAL NET ASSETS

--------------------------------------
  Financials                    17.5%
--------------------------------------
  Industrials                   14.2%
--------------------------------------
  Materials                     12.5%
--------------------------------------
  Consumer Discretionary        10.6%
--------------------------------------
  Telecommunication Services     9.5%
--------------------------------------
  Energy                         8.8%
--------------------------------------
  Health Care                    7.6%
--------------------------------------
  Information Technology         6.3%
--------------------------------------
  Utilities                      6.3%
--------------------------------------
  Consumer Staples               4.0%
--------------------------------------
  Short-Term Investments &
  Other Net Assets               2.7%
--------------------------------------



5. Bloomberg L.P., July 6, 2004.

6. Bloomberg L.P., June 22, 2004.

7. Source: Bloomberg L.P. The Nikkei 225 Stock Index is a price-weighted index that is designed to measure the performance of 225 leading stocks traded on the Tokyo Stock Exchange.





                                                           Semiannual Report | 3

MANAGER'S DISCUSSION

Over the past six months, the Fund benefited from its diversification, as many of the Fund's holdings across sectors and geographic areas performed well. By sector, health care, information technology, industrials, energy, and utilities contributed the highest returns. On a smaller scale, the materials and financials sectors detracted from portfolio performance in the first half of 2004. On a regional basis, European markets--where most of the portfolio is invested--posted a strong positive return.

Holdings that made significant contributions to portfolio performance included Check Point Software Technologies, an Israel-based security software firm; Celesio, a retail and wholesale drug distribution company from Germany; and Michelin, a tire manufacturer from France.

Holdings that detracted from the portfolio's performance included Alumina, a mining company from Australia; and Housing Development Finance Corporation, the premier home finance company in India. While the latter company's shares dropped as investors reacted to an unexpected victory in India's recent presidential election, Alumina's shares pulled back from their strong performance in 2003. Alumina was not alone, as other cyclical-related shares came under pressure in the equity markets due to investor worries about the ongoing strength of the global economy.

Remaining true to Templeton's value philosophy, in the current year we have continued to search the world for securities we consider to be undervalued, based on a five-year horizon. Some of the recent additions to the portfolio that reflect this analysis include GlaxoSmithKline, a pharmaceutical company from the U.K.; and TDC, the leading telecommunication services provider in Denmark. These two represent a small sample of the diverse stocks that have continued to populate our bargain list.


10 LARGEST EQUITY POSITIONS
ON 6/30/04
PERCENTAGE OF TOTAL NET ASSETS
-------------------------------------------
  Samsung Electronics Co. Ltd.        2.3%
-------------------------------------------
  Aventis SA, ORD & ADR               2.2%
-------------------------------------------
  E.ON AG, ORD & ADR                  2.2%
-------------------------------------------
  BHP Billiton PLC                    1.8%
-------------------------------------------
  Shell Transport & Trading Co. PLC,
  ORD & ADR                           1.7%
-------------------------------------------
  Alcan Inc.                          1.7%
-------------------------------------------
  Eni SpA                             1.7%
-------------------------------------------
  Telefonica SA, ORD & ADR            1.6%
-------------------------------------------
  Deutsche Post AG                    1.6%
-------------------------------------------
  Unilever NV, N.Y. shs., ADR         1.5%
-------------------------------------------



THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.




FUND ASSET ALLOCATION ON 6/30/04

[PIE CHART OMITTED]
IN THE PRINTED VERSION, THERE IS A PIE CHART DEPICTED WITH THE FOLLOWING PLOT POINTS.

Equity .........................  97.2%

Fixed Income ...................   0.1%

Short-Term Investments &
Other Net Assets ...............   2.7%



4 |  Semiannual Report

We thank you for your continued participation in the Fund and look forward to serving your investment needs.

Sincerely,



[PHOTO OMITTED]

/s/ Gary P. Motyl, CFA
Gary P. Motyl, CFA
President
Templeton Investment Counsel, LLC
Chief Investment Officer, Templeton Institutional
Global Equities




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 5

Performance Summary as of 6/30/04

TOTAL RETURNS
As of 6/30/04

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gains distributions, if any, and any unrealized gains or losses on the sale of Fund shares. The unmanaged indices include reinvested dividends. They differ from the fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


----------------------------------------------------------------------------------------------------------------------
                                                                                              AVERAGE     CUMULATIVE
                                                         THREE YEAR  FIVE YEAR   TEN YEAR      ANNUAL        SINCE
                              SIX-MONTH      ONE YEAR      AVERAGE    AVERAGE    AVERAGE       SINCE     INCEPTION 1,2
                           CUMULATIVE 1,2 CUMULATIVE 1,2 ANNUAL 1,3  ANNUAL 1,3 ANNUAL 1,3 INCEPTION 1,3   (10/18/90)
----------------------------------------------------------------------------------------------------------------------
 TIFI Foreign Equity Series     3.47%          33.96%        5.84%     3.56%      8.60%         9.56%        249.30%
----------------------------------------------------------------------------------------------------------------------
 MSCI All Country World
 ex US Index 4,5                4.10%          32.48%        5.25%     0.96%      4.40%         6.20%        128.11%
----------------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index 5,6            4.86%          32.85%        4.25%     0.40%      4.38%         5.50%        108.26%
----------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MORE CURRENT PERFORMANCE, PLEASE CALL 1-800/321-8563.



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $5,000,000 INVESTMENT

(10/18/90-6/30/04)
Millions

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

          TIFI Foreign      MSCI All Country   MSCI EAFE         CPI
          Equity Series     World ex US        Index             Index
10/18/90  $5,000,000        $5,000,000         $5,000,000        $5,000,000
Oct-90    $4,970,000        $5,277,872         $4,934,899        $5,010,497
Nov-90    $4,875,000        $4,984,504         $4,645,204        $5,021,531
Dec-90    $4,860,000        $5,075,508         $4,722,265        $5,021,531
Jan-91    $5,005,000        $5,234,135         $4,876,331        $5,051,810
Feb-91    $5,614,715        $5,796,297         $5,400,502        $5,059,211
Mar-91    $5,452,705        $5,477,302         $5,077,601        $5,066,613
Apr-91    $5,503,335        $5,536,810         $5,128,939        $5,074,014
May-91    $5,579,275        $5,615,435         $5,183,969        $5,088,817
Jun-91    $5,295,755        $5,224,874         $4,804,402        $5,104,293
Jul-91    $5,604,590        $5,475,926         $5,041,756        $5,111,694
Aug-91    $5,614,715        $5,381,896         $4,940,601        $5,126,497
Sep-91    $5,756,480        $5,655,734         $5,220,530        $5,149,374
Oct-91    $5,736,225        $5,754,624         $5,295,844        $5,156,776
Nov-91    $5,685,595        $5,498,299         $5,050,016        $5,171,579
Dec-91    $5,899,360        $5,783,736         $5,312,370        $5,175,616
Jan-92    $6,060,455        $5,703,139         $5,200,543        $5,183,017
Feb-92    $6,154,890        $5,528,007         $5,015,878        $5,201,857
Mar-92    $6,108,305        $5,193,699         $4,686,141        $5,228,099
Apr-92    $6,304,445        $5,210,754         $4,709,499        $5,235,500
May-92    $6,657,495        $5,527,136         $5,026,180        $5,242,901
Jun-92    $6,584,640        $5,260,405         $4,789,505        $5,261,741
Jul-92    $6,360,485        $5,148,495         $4,668,309        $5,273,180
Aug-92    $6,181,155        $5,423,066         $4,962,685        $5,287,983
Sep-92    $6,024,245        $5,311,798         $4,866,378        $5,302,786
Oct-92    $5,811,295        $5,078,534         $4,612,698        $5,321,626
Nov-92    $5,822,505        $5,106,638         $4,657,428        $5,329,027
Dec-92    $5,820,815        $5,149,274         $4,682,816        $5,325,663
Jan-93    $5,843,980        $5,148,678         $4,683,723        $5,351,904
Feb-93    $5,971,405        $5,306,251         $4,826,679        $5,370,610
Mar-93    $6,119,130        $5,743,162         $5,248,598        $5,389,584
Apr-93    $6,316,145        $6,250,447         $5,748,191        $5,404,387
May-93    $6,484,190        $6,389,589         $5,871,201        $5,411,923
Jun-93    $6,362,505        $6,313,118         $5,780,833        $5,419,392
Jul-93    $6,466,805        $6,522,955         $5,984,539        $5,419,190
Aug-93    $6,924,585        $6,873,034         $6,308,836        $5,434,396
Sep-93    $6,872,430        $6,731,737         $6,168,297        $5,445,431
Oct-93    $7,278,055        $6,975,225         $6,359,914        $5,468,376
Nov-93    $7,110,010        $6,444,008         $5,805,314        $5,472,009
Dec-93    $7,801,445        $6,946,617         $6,225,722        $5,471,740
Jan-94    $8,357,855        $7,517,903         $6,753,423        $5,487,014
Feb-94    $8,129,435        $7,461,054         $6,736,195        $5,506,056
Mar-94    $7,768,920        $7,119,319         $6,447,259        $5,524,896
Apr-94    $7,881,600        $7,360,835         $6,722,292        $5,532,297
May-94    $7,911,255        $7,363,310         $6,685,117        $5,535,661
Jun-94    $7,656,245        $7,415,529         $6,781,228        $5,554,501
Jul-94    $7,988,350        $7,536,104         $6,848,021        $5,569,304
Aug-94    $8,261,150        $7,789,677         $7,011,530        $5,592,249
Sep-94    $8,065,445        $7,596,849         $6,792,108        $5,607,052
Oct-94    $8,237,430        $7,801,047         $7,019,992        $5,611,089
Nov-94    $7,881,600        $7,424,744         $6,684,210        $5,618,490
Dec-94    $7,819,750        $7,407,368         $6,727,430        $5,618,490
Jan-95    $7,594,765        $7,071,410         $6,470,833        $5,640,627
Feb-95    $7,713,335        $7,032,716         $6,453,908        $5,663,168
Mar-95    $7,749,830        $7,430,062         $6,858,152        $5,681,941
Apr-95    $8,090,485        $7,719,900         $7,117,916        $5,700,713
May-95    $8,297,305        $7,685,791         $7,034,893        $5,711,950
Jun-95    $8,345,970        $7,579,474         $6,913,391        $5,723,187
Jul-95    $8,759,620        $8,009,875         $7,345,801        $5,723,052
Aug-95    $8,534,545        $7,731,957         $7,067,141        $5,738,528
Sep-95    $8,692,705        $7,864,085         $7,207,075        $5,749,294
Oct-95    $8,504,130        $7,653,973         $7,015,156        $5,768,201
Nov-95    $8,637,960        $7,833,735         $7,212,213        $5,764,164
Dec-95    $8,834,275        $8,143,470         $7,504,776        $5,760,396
Jan-96    $9,117,425        $8,255,334         $7,537,417        $5,794,173
Feb-96    $9,262,065        $8,255,655         $7,564,618        $5,812,946
Mar-96    $9,331,560        $8,409,331         $7,727,193        $5,842,955
Apr-96    $9,672,730        $8,664,463         $7,953,750        $5,865,429
May-96    $9,786,450        $8,534,352         $7,809,427        $5,876,665
Jun-96    $9,754,860        $8,577,631         $7,855,149        $5,880,433
Jul-96    $9,502,145        $8,292,469         $7,627,483        $5,891,603
Aug-96    $9,780,130        $8,341,112         $7,646,221        $5,902,839
Sep-96    $9,862,350        $8,548,244         $7,851,031        $5,921,612
Oct-96    $9,957,240        $8,462,613         $7,772,857        $5,940,385
Nov-96    $10,469,655       $8,789,081         $8,084,159        $5,951,622
Dec-96    $10,740,950       $8,687,303         $7,982,003        $5,951,622
Jan-97    $10,938,155       $8,527,714         $7,704,552        $5,970,327
Feb-97    $11,089,240       $8,684,094         $7,832,397        $5,988,225
Mar-97    $11,201,115       $8,665,893         $7,862,621        $6,003,162
Apr-97    $11,148,470       $8,738,972         $7,906,445        $6,010,362
May-97    $11,609,150       $9,278,761         $8,422,661        $6,006,729
Jun-97    $12,122,480       $9,790,723         $8,889,310        $6,013,928
Jul-97    $12,563,415       $9,988,960         $9,034,685        $6,021,128
Aug-97    $11,852,650       $9,203,166         $8,361,911        $6,032,566
Sep-97    $12,806,920       $9,700,732         $8,832,188        $6,047,638
Oct-97    $11,859,230       $8,874,822         $8,155,277        $6,062,778
Nov-97    $11,780,260       $8,763,921         $8,073,882        $6,059,144
Dec-97    $11,968,600       $8,864,782         $8,146,418        $6,051,877
Jan-98    $12,113,380       $9,129,955         $8,520,886        $6,062,778
Feb-98    $12,885,550       $9,739,155         $9,069,441        $6,074,889
Mar-98    $13,832,910       $10,075,664        $9,350,791        $6,087,068
Apr-98    $14,012,830       $10,147,826        $9,426,984        $6,098,035
May-98    $13,860,590       $9,963,800         $9,383,432        $6,109,003
Jun-98    $13,729,110       $9,926,344         $9,456,270        $6,116,337
Jul-98    $13,971,310       $10,020,745        $9,554,527        $6,123,671
Aug-98    $11,722,335       $8,607,545         $8,372,792        $6,131,005
Sep-98    $11,549,340       $8,425,720         $8,118,342        $6,138,339
Oct-98    $12,442,005       $9,308,295         $8,967,019        $6,153,075
Nov-98    $13,113,240       $9,808,520         $9,428,495        $6,153,075
Dec-98    $13,184,695       $10,146,450        $9,802,661        $6,149,374
Jan-99    $13,043,645       $10,135,585        $9,776,064        $6,164,379
Feb-99    $12,746,690       $9,908,647         $9,545,157        $6,170,569
Mar-99    $13,435,420       $10,387,049        $9,945,958        $6,189,275
Apr-99    $14,537,050       $10,906,612        $10,351,288       $6,234,289
May-99    $14,001,120       $10,394,325        $9,820,492        $6,234,289
Jun-99    $14,663,585       $10,871,948        $10,205,539       $6,234,289
Jul-99    $14,745,465       $11,126,938        $10,511,392       $6,250,572
Aug-99    $14,671,030       $11,165,540        $10,551,891       $6,269,345
Sep-99    $14,373,290       $11,241,049        $10,660,695       $6,296,864
Oct-99    $14,604,040       $11,659,622        $11,062,364       $6,309,380
Nov-99    $15,333,495       $12,125,829        $11,448,921       $6,311,936
Dec-99    $16,788,955       $13,282,292        $12,478,632       $6,311,936
Jan-00    $15,751,830       $12,561,548        $11,687,988       $6,329,498
Feb-00    $16,188,515       $12,900,854        $12,004,729       $6,365,765
Mar-00    $16,514,790       $13,386,362        $12,472,587       $6,417,104
Apr-00    $15,808,360       $12,639,271        $11,818,276       $6,422,083
May-00    $15,753,415       $12,315,956        $11,532,037       $6,427,062
Jun-00    $16,561,885       $12,840,245        $11,985,707       $6,462,118
Jul-00    $16,334,260       $12,333,313        $11,485,492       $6,475,912
Aug-00    $16,577,585       $12,485,902        $11,587,598       $6,475,912
Sep-00    $15,800,510       $11,793,308        $11,025,794       $6,509,689
Oct-00    $15,149,025       $11,418,472        $10,767,384       $6,520,859
Nov-00    $15,046,985       $10,906,190        $10,365,976       $6,524,627
Dec-00    $15,805,910       $11,278,642        $10,736,767       $6,519,580
Jan-01    $16,057,685       $11,447,823        $10,731,829       $6,562,105
Feb-01    $15,526,160       $10,541,495        $9,928,068        $6,589,625
Mar-01    $14,351,635       $9,796,362         $9,270,725        $6,605,908
Apr-01    $15,163,635       $10,462,640        $9,920,945        $6,629,660
May-01    $15,069,215       $10,173,719        $9,578,671        $6,658,458
Jun-01    $14,729,310       $9,783,525         $9,190,518        $6,672,251
Jul-01    $14,370,520       $9,565,848         $9,024,029        $6,651,056
Aug-01    $14,210,005       $9,328,275         $8,797,306        $6,653,613
Sep-01    $12,463,260       $8,338,645         $7,908,238        $6,681,133
Oct-01    $12,869,260       $8,572,276         $8,110,458        $6,658,592
Nov-01    $13,634,055       $8,964,350         $8,409,957        $6,647,356
Dec-01    $13,891,585       $9,079,827         $8,460,091        $6,621,114
Jan-02    $13,497,975       $8,690,962         $8,011,199        $6,638,676
Feb-02    $13,718,780       $8,753,542         $8,067,779        $6,664,985
Mar-02    $14,385,620       $9,229,055         $8,508,246        $6,700,040
Apr-02    $14,404,850       $9,289,022         $8,569,862        $6,738,864
May-02    $14,664,485       $9,390,204         $8,686,120        $6,737,586
Jun-02    $14,058,670       $8,984,742         $8,343,592        $6,742,565
Jul-02    $12,548,950       $8,109,132         $7,520,549        $6,750,034
Aug-02    $12,577,800       $8,109,636         $7,505,258        $6,771,296
Sep-02    $11,029,615       $7,250,254         $6,701,070        $6,782,533
Oct-02    $11,635,425       $7,639,211         $7,061,722        $6,796,326
Nov-02    $12,423,945       $8,006,574         $7,383,184        $6,795,115
Dec-02    $11,835,600       $7,747,912         $7,135,479        $6,780,110
Jan-03    $11,513,832       $7,475,908         $6,838,132        $6,810,658
Feb-03    $11,172,320       $7,324,433         $6,681,817        $6,863,141
Mar-03    $10,810,119       $7,182,357         $6,555,540        $6,904,185
Apr-03    $12,046,121       $7,874,446         $7,205,573        $6,890,055
May-03    $12,722,980       $8,376,046         $7,648,862        $6,876,598
Jun-03    $13,036,885       $8,609,173         $7,838,169        $6,883,999
Jul-03    $13,694,125       $8,838,173         $8,029,079        $6,890,728
Aug-03    $14,223,840       $9,100,641         $8,224,370        $6,918,315
Sep-03    $14,321,936       $9,355,452         $8,479,534        $6,939,174
Oct-03    $15,410,795       $9,961,902         $9,008,594        $6,932,445
Nov-03    $15,685,462       $10,179,120        $9,210,163        $6,911,587
Dec-03    $16,879,251       $10,956,300        $9,930,121        $6,904,858
Jan-04    $17,138,165       $11,132,210        $10,071,276       $6,939,174
Feb-04    $17,616,162       $11,415,263        $10,305,480       $6,974,162
Mar-04    $17,464,824       $11,485,499        $10,367,507       $7,015,879
Apr-04    $17,064,484       $11,128,543        $10,141,778       $7,036,738
May-04    $17,104,518       $11,163,752        $10,185,696       $7,079,128
Jun-04    $17,464,824       $11,405,727        $10,413,009       $7,100,659


6 |  Semiannual Report

ENDNOTES


THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


1. Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

2. Cumulative total return shows the change in value of an investment over the indicated periods. It assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period, and the deduction of all applicable charges and fees.

3. Average annual total return represents the change in value of an investment over the indicated periods.

4. Source: Standard & Poor's Micropal. The Morgan Stanley Capital International
(MSCI) All Country World ex-U.S. Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets excluding the United States.

5. All MSCI data is presented "as is." The Fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the Fund described herein. Copying or distributing the MSCI data is strictly prohibited.

6. The MSCI Europe, Australasia, and Far East (EAFE) Index is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the global developed markets, excluding the United States and Canada.


                                                           Semiannual Report | 7

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS


FOREIGN EQUITY SERIES

                                                  --------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2004                   YEAR ENDED DECEMBER 31,
PRIMARY SHARES                                       (UNAUDITED)      2003        2002        2001        2000        1999
                                                  --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........       $16.95       $12.13      $14.47      $16.95      $21.53      $17.76
                                                  --------------------------------------------------------------------------

Income from investment operations:

 Net investment income a .......................          .22          .25         .23         .25         .35         .37

 Net realized and unrealized gains (losses) ....          .37         4.87       (2.37)      (2.28)      (1.66)       4.42
                                                  --------------------------------------------------------------------------
Total from investment operations ...............          .59         5.12       (2.14)      (2.03)      (1.31)       4.79
                                                  --------------------------------------------------------------------------

Less distributions from:

 Net investment income .........................         (.09)        (.30)       (.20)       (.28)       (.33)       (.38)

 Net realized gains ............................           --           --          --        (.17)      (2.94)       (.64)
                                                  --------------------------------------------------------------------------
Total distributions ............................         (.09)        (.30)       (.20)       (.45)      (3.27)      (1.02)
                                                  --------------------------------------------------------------------------
Redemption fees ................................           --c          --          --          --          --          --
                                                  --------------------------------------------------------------------------
Net asset value, end of period .................       $17.45       $16.95      $12.13      $14.47      $16.95      $21.53
                                                  --------------------------------------------------------------------------

Total return b .................................        3.47%       42.61%    (14.80)%    (12.11)%     (5.86)%      27.34%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $4,864,633   $4,642,764  $3,164,910  $3,551,516  $4,344,727  $5,247,862

Ratios to average net assets:

 Expenses ......................................         .83%d        .83%        .83%        .84%        .83%        .84%

 Net investment income .........................        2.60%d       1.85%       1.68%       1.62%       1.71%       1.88%

Portfolio turnover rate ........................        7.90%        8.93%      16.26%      15.38%      27.41%      10.56%



a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Amount is less than $0.001 per share.
d Annualized.



8 |  Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

                                                       ----------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
SERVICE SHARES                                             2003 C       2002       2001        2000       1999 D
                                                       ----------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................    $12.13       $14.47     $16.95      $21.53     $19.53
                                                       ----------------------------------------------------------

Income from investment operations:

 Net investment income a ............................       .25          .23        .25         .35        .25

 Net realized and unrealized gains (losses) .........      4.77        (2.37)     (2.28)      (1.66)      2.73
                                                       ----------------------------------------------------------
Total from investment operations ....................      5.02        (2.14)     (2.03)      (1.31)      2.98
                                                       ----------------------------------------------------------

Less distributions from:

 Net investment income ..............................      (.30)        (.20)      (.28)       (.33)      (.37)

 Net realized gains .................................        --           --       (.17)      (2.94)      (.61)
                                                       ----------------------------------------------------------
Total distributions .................................      (.30)        (.20)      (.45)      (3.27)      (.98)
                                                       ----------------------------------------------------------
Net asset value, end of period ......................    $16.85       $12.13     $14.47      $16.95     $21.53
                                                       ----------------------------------------------------------

Total return b ......................................    41.77%     (14.80)%   (12.11)%     (5.86)%     15.49%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...................        --          $12        $15         $17        $22

Ratios to average net assets:

 Expenses ...........................................      .83%         .83%       .84%        .83%       .84%e

 Net investment income ..............................     1.85%        1.68%      1.62%       1.70%      1.91%e

Portfolio turnover rate .............................     8.93%       16.26%     15.38%      27.41%     10.56%




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Per share data is for the period January 1, 2003 to December 30, 2003 due to the liquidation of service shares on December 30, 2003. See Note 2.
d For the period May 3, 1999 (effective date) to December 31, 1999.
e Annualized.

                      Semiannual Report | See notes to financial statements. | 9

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------------
   FOREIGN EQUITY SERIES                                      INDUSTRY                       SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 96.8%
   AUSTRALIA 3.0%
   Alumina Ltd. ...........................                Metals & Mining                9,790,288          $  36,009,251
   AMP Ltd. ...............................                   Insurance                   4,687,075             20,667,613
   Australia & New Zealand
    Banking Group Ltd.                                     Commercial Banks               2,312,491             29,446,993
   Australia & New Zealand
    Banking Group Ltd., 144A                               Commercial Banks                 327,176              4,166,221
   BHP Billiton Ltd., ADR .................                Metals & Mining                   19,825                347,334
   Qantas Airways Ltd. ....................                   Airlines                    9,186,030             22,524,503
   WMC Resources Ltd. .....................                Metals & Mining                8,928,468             30,600,375
                                                                                                             --------------
                                                                                                               143,762,290
                                                                                                             --------------

   BERMUDA 1.7%
   ACE Ltd. ...............................                   Insurance                   1,108,930             46,885,561
   XL Capital Ltd., A .....................                   Insurance                     450,020             33,958,509
                                                                                                             --------------
                                                                                                                80,844,070
                                                                                                             --------------

   CANADA 3.8%
   Alcan Inc. (CAD Traded) ................                Metals & Mining                1,677,230             69,053,214
   Alcan Inc. (EUR Traded) ................                Metals & Mining                  378,573             15,660,071
   BCE Inc. ...............................    Diversified Telecommunication Services     2,474,980             49,288,058
a  Celestica Inc. .........................      Electronic Equipment & Instruments           9,815                195,809
   Husky Energy Inc. ......................                   Oil & Gas                   2,683,100             51,330,610
                                                                                                             --------------
                                                                                                               185,527,762
                                                                                                             --------------

   CHILE .9%
   Cia de Telecomunicaciones
    de Chile SA, ADR ......................    Diversified Telecommunication Services     3,719,910             45,345,703
                                                                                                             --------------

   CHINA .5%
   China Mobile (Hong Kong) Ltd. ..........      Wireless Telecommunication Services      8,492,000             25,694,402
                                                                                                             --------------

   DENMARK .8%
   TDC A/S ................................    Diversified Telecommunication Services       531,490             17,269,021
a  Vestas Wind Systems A/S ................             Electrical Equipment              1,111,445             16,328,058
a  Vestas Wind Systems A/S, 144A ..........             Electrical Equipment                340,168              4,997,353
                                                                                                             --------------
                                                                                                                38,594,432
                                                                                                             --------------

   FINLAND 3.0%
   M-real OYJ, B ..........................            Paper & Forest Products            2,306,820             20,909,091
   Stora Enso OYJ, R (EUR/FIM Traded) .....            Paper & Forest Products            1,673,625             22,703,781
   Stora Enso OYJ, R (SEK Traded) .........            Paper & Forest Products            2,814,636             38,111,612
   UPM-Kymmene Corp. ......................            Paper & Forest Products            3,278,200             62,378,850
                                                                                                             --------------
                                                                                                               144,103,334
                                                                                                             --------------

   FRANCE 7.0%
   Accor SA ...............................         Hotels Restaurants & Leisure            494,470             20,869,373
   Aventis SA .............................                Pharmaceuticals                1,405,592            106,112,423
   Aventis SA, A, ADR .....................                Pharmaceuticals                    4,327                329,155
   AXA SA .................................                   Insurance                   2,639,456             58,124,358
   AXA SA, ADR ............................                   Insurance                      16,470                364,646
   Michelin SA, B .........................                Auto Components                1,341,820             74,198,191






10 |  Semiannual Report

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   FOREIGN EQUITY SERIES                                      INDUSTRY                       SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FRANCE (CONT.)
   Suez SA ................................      Multi-Utilities & Unregulated Power      2,075,810          $  43,211,842
   Suez SA, ADR ...........................      Multi-Utilities & Unregulated Power          7,250                152,757
   Total SA, B ............................                   Oil & Gas                     201,687             38,451,392
                                                                                                             --------------
                                                                                                               341,814,137
                                                                                                             --------------

   GERMANY 9.6%
   BASF AG ................................                   Chemicals                     879,580             47,139,658
   BASF AG, ADR ...........................                   Chemicals                       6,430                346,255
   Bayer AG, Br. ..........................                   Chemicals                   1,469,460             42,371,251
   Celesio AG .............................       Health Care Providers & Services        1,178,552             70,260,300
   Deutsche Post AG .......................            Air Freight & Logistics            3,524,380             75,982,156
   E.ON AG ................................              Electric Utilities               1,460,710            105,208,512
   E.ON AG, ADR ...........................              Electric Utilities                   4,880                353,751
   Merck KGAA .............................                Pharmaceuticals                1,131,887             68,442,305
   Muenchener Rueckversicherungs-
    Gesellschaft ..........................                    Insurance                    144,848             15,737,260
   Muenchener Rueckversicherungs-
    Gesellschaft, 144A ....................                    Insurance                     37,999              4,128,467
   Volkswagen AG ..........................                  Automobiles                    885,310             37,375,758
                                                                                                             --------------
                                                                                                               467,345,673
                                                                                                             --------------

   HONG KONG 1.5%
   Cheung Kong Holdings Ltd. ..............                  Real Estate                     54,000                398,087
   Cheung Kong Holdings Ltd., ADR .........                  Real Estate                     31,535                232,475
   Hutchison Whampoa Ltd. .................           Industrial Conglomerates            5,342,550             36,474,113
   Hutchison Whampoa Ltd., ADR ............           Industrial Conglomerates                4,795                163,680
   Swire Pacific Ltd., A ..................                  Real Estate                  5,440,500             35,224,653
   Swire Pacific Ltd., B ..................                  Real Estate                    154,500                175,303
                                                                                                             --------------
                                                                                                                72,668,311
                                                                                                             --------------

   INDIA 1.9%
   Housing Development Finance Corp. Ltd. .          Thrifts & Mortgage Finance           3,668,470             41,264,802
   ICICI Bank Ltd. ........................               Commercial Banks                4,935,848             26,238,635
   Satyam Computers Services Ltd. .........                  IT Services                  3,347,536             22,240,454
   Satyam Computers Services Ltd., ADR ....                  IT Services                     47,700                882,450
                                                                                                             --------------
                                                                                                                90,626,341
                                                                                                             --------------

   ISRAEL 1.0%
a  Check Point Software Technologies Ltd. .                   Software                    1,811,250             48,885,637
                                                                                                             --------------

   ITALY 2.2%
   Eni SpA ................................                   Oil & Gas                   4,065,870             80,730,717
   Riunione Adriatica di Sicurta SpA ......                   Insurance                   1,359,294             24,657,907
                                                                                                             --------------
                                                                                                               105,388,624
                                                                                                             --------------



                                                          Semiannual Report | 11

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   FOREIGN EQUITY SERIES                                      INDUSTRY                       SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   JAPAN 9.4%
   East Japan Railway Co. .................                  Road & Rail                      6,228          $  34,931,366
   Hitachi Ltd. ...........................      Electronic Equipment & Instruments       4,622,000             31,811,593
   Hitachi Ltd., ADR ......................      Electronic Equipment & Instruments           2,275                158,317
   Komatsu Ltd. ...........................                   Machinery                   8,796,000             53,284,663
   Komatsu Ltd., ADR ......................                   Machinery                      15,015                363,833
   NEC Corp. ..............................            Computers & Peripherals            3,873,000             27,259,900
   NEC Corp., ADR .........................            Computers & Peripherals               14,625                105,008
   Nintendo Co. Ltd. ......................                   Software                      318,900             36,970,948
   Nippon Telegraph & Telephone Corp. .....    Diversified Telecommunication Services        10,115             54,044,311
   Nippon Telegraph & Telephone Corp., ADR     Diversified Telecommunication Services         6,815                182,915
   Nomura Holdings Inc. ...................                Capital Markets                1,882,000             27,855,290
   Ono Pharmaceutical Co. Ltd. ............                Pharmaceuticals                  977,000             45,933,282
   Seiko Epson Corp. ......................            Computers & Peripherals              764,200             27,804,372
   Sompo Japan Insurance Inc. .............                   Insurance                   6,208,000             63,436,924
   Sony Corp. .............................              Household Durables               1,130,000             42,563,351
   Sony Corp., ADR ........................              Household Durables                   4,405                167,610
   Takeda Chemical Industries Ltd. ........                Pharmaceuticals                  276,100             12,120,414
                                                                                                             --------------
                                                                                                               458,994,097
                                                                                                             --------------

   MEXICO .9%
   Telefonos de Mexico SA
    de CV (Telmex), L, ADR ................    Diversified Telecommunication Services     1,383,057             46,014,306
                                                                                                             --------------

   NETHERLANDS 5.7%
   Akzo Nobel NV, ADR .....................                   Chemicals                       5,290                197,053
   CNH Global NV ..........................                   Machinery                     692,940             14,302,282
   IHC Caland NV ..........................          Energy Equipment & Services            603,625             28,076,094
   ING Groep NV ...........................        Diversified Financial Services         2,548,410             60,150,078
   ING Groep NV, ADR ......................        Diversified Financial Services            12,965                307,270
   Koninklijke Philips Electronics NV .....              Household Durables               2,735,551             73,653,162
   Koninklijke Philips
    Electronics NV (N.Y. shares) ..........              Household Durables                  11,935                324,632
   Unilever NV ............................                 Food Products                 1,093,340             74,624,815
   Unilever NV (N.Y. shares) ..............                 Food Products                     2,540                174,015
   Wolters Kluwer NV ......................                     Media                     1,499,375             27,217,251
                                                                                                             --------------
                                                                                                               279,026,652
                                                                                                             --------------

   NEW ZEALAND .1%
   Carter Holt Harvey Ltd. ................            Paper & Forest Products            3,149,000              4,139,527
   Telecom Corp. of New Zealand Ltd. ......    Diversified Telecommunication Services       165,302                617,253
                                                                                                             --------------
                                                                                                                 4,756,780
                                                                                                             --------------

   NORWAY 1.5%
   Norsk Hydro ASA ........................                   Oil & Gas                     711,300             46,229,626
   Telenor ASA ............................    Diversified Telecommunication Services     3,671,250             25,528,998
                                                                                                             --------------
                                                                                                                71,758,624
                                                                                                             --------------

   PORTUGAL 1.0%
   Portugal Telecom SA, SGPS ..............    Diversified Telecommunication Services     4,496,290             48,522,493
                                                                                                             --------------




12 |  Semiannual Report

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   FOREIGN EQUITY SERIES                                      INDUSTRY                       SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SINGAPORE 1.0%
   DBS Group Holdings Ltd. ................               Commercial Banks                5,624,185          $  47,019,225
   DBS Group Holdings Ltd., ADR ...........               Commercial Banks                    7,605                254,317
                                                                                                             --------------
                                                                                                                47,273,542
                                                                                                             --------------

   SOUTH KOREA 5.2%
a  Kookmin Bank ...........................               Commercial Banks                  900,573             27,979,724
a  Kookmin Bank, ADR ......................               Commercial Banks                  216,498              6,793,707
   Korea Electric Power Corp. .............              Electric Utilities               1,146,540             18,455,772
   Korea Electric Power Corp., ADR ........              Electric Utilities                  12,195                111,706
   KT Corp., ADR ..........................    Diversified Telecommunication Services       903,955             16,307,348
   LG Electronics Inc. ....................              Household Durables                 938,340             44,501,109
   POSCO ..................................                Metals & Mining                  224,020             28,887,045
   POSCO, ADR .............................                Metals & Mining                    4,080                136,721
   Samsung Electronics Co. Ltd. ...........   Semiconductors & Semiconductor Equipment      270,520            111,672,903
                                                                                                             --------------
                                                                                                               254,846,035
                                                                                                             --------------

   SPAIN 4.8%
   Endesa SA ..............................              Electric Utilities               1,706,830             32,893,540
   Iberdrola SA, Br. ......................              Electric Utilities               3,310,874             69,888,754
   Repsol YPF SA ..........................                   Oil & Gas                   2,520,610             55,200,540
   Telefonica SA ..........................    Diversified Telecommunication Services     5,224,173             77,225,192
   Telefonica SA, ADR .....................    Diversified Telecommunication Services         8,550                381,587
                                                                                                             --------------
                                                                                                               235,589,613
                                                                                                             --------------

   SWEDEN 7.6%
a  Ainax AB, 144A .........................                Capital Markets                   96,293              3,163,769
   Atlas Copco AB, A ......................                   Machinery                   1,540,640             57,163,380
   Autoliv Inc. ...........................                Auto Components                  830,940             35,065,668
   Autoliv Inc., SDR ......................                Auto Components                    9,100                379,924
   Electrolux AB, B .......................              Household Durables               2,311,080             44,332,043
   Foreningssparbanken AB, A ..............               Commercial Banks                1,405,980             26,876,738
   Nordea Bank AB .........................               Commercial Banks                   43,193                310,377
   Nordea Bank AB, FDR ....................               Commercial Banks               10,183,328             73,346,029
   Securitas AB, B ........................        Commercial Services & Supplies         1,761,160             21,976,655
   Svenska Cellulosa AB, B ................            Paper & Forest Products            1,294,903             49,162,978
   Volvo AB, B ............................                   Machinery                   1,625,555             56,537,666
                                                                                                             --------------
                                                                                                               368,315,227
                                                                                                             --------------

   SWITZERLAND 3.4%
   Adecco SA ..............................        Commercial Services & Supplies         1,031,040             51,370,885
   Lonza Group AG .........................                   Chemicals                     420,110             21,283,918
   Nestle SA ..............................                 Food Products                   134,760             35,938,869
   Nestle SA, ADR .........................                 Food Products                     2,310                154,012
   Swiss Reinsurance Co. ..................                   Insurance                     871,120             56,583,849
   Swiss Reinsurance Co., ADR .............                   Insurance                       3,295                214,028
   UBS AG .................................                Capital Markets                    4,755                337,890
                                                                                                             --------------
                                                                                                               165,883,451
                                                                                                             --------------


                                                          Semiannual Report | 13

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   FOREIGN EQUITY SERIES                                      INDUSTRY                       SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TAIWAN .4%
   Chunghwa Telecom Co. Ltd., ADR .........    Diversified Telecommunication Services     1,223,460          $  21,581,834
                                                                                                             --------------

   UNITED KINGDOM 18.9%
   Abbey National PLC .....................               Commercial Banks                2,496,460             23,236,518
   BAE Systems PLC ........................              Aerospace & Defense              5,617,238             22,334,689
   BHP Billiton PLC .......................                Metals & Mining               10,220,211             88,686,862
   BP PLC .................................                   Oil & Gas                   4,940,110             43,629,784
   Brambles Industries PLC ................        Commercial Services & Supplies         7,121,727             27,509,482
a  British Airways PLC ....................                   Airlines                    9,058,170             45,256,353
a  British Airways PLC, ADR ...............                   Airlines                        8,225                419,475
   Cadbury Schweppes PLC ..................                 Food Products                 5,278,910             45,544,983
   GKN PLC ................................                Auto Components                3,732,700             16,956,972
   GlaxoSmithKline PLC ....................                Pharmaceuticals                1,971,390             39,898,285
   Hanson PLC .............................            Construction Materials             4,059,615             27,920,804
   Hays PLC ...............................        Commercial Services & Supplies            21,015                 46,781
   HSBC Holdings PLC ......................               Commercial Banks                3,254,421             49,026,189
   HSBC Holdings PLC, ADR .................               Commercial Banks                    3,790                283,909
a  Invensys PLC ...........................                   Machinery                  16,791,659              5,481,300
   J Sainsbury PLC ........................           Food & Staples Retailing            7,324,120             37,821,319
   Kidde PLC ..............................             Electrical Equipment             13,384,200             29,005,330
   National Grid Transco PLC ..............      Multi-Utilities & Unregulated Power      4,569,990             35,264,059
   Pearson PLC ............................                     Media                     3,511,000             42,660,223
   Rentokil Initial PLC ...................        Commercial Services & Supplies         6,043,130             15,836,065
   Rolls-Royce Group PLC ..................              Aerospace & Defense             13,555,704             61,888,370
a  Rolls-Royce Group PLC, B ...............              Aerospace & Defense            622,357,200              1,354,374
   Shell Transport & Trading Co. PLC ......                   Oil & Gas                      34,750                254,912
   Shell Transport & Trading Co. PLC, ADR .                   Oil & Gas                   1,896,640             84,779,808
a  Shire Pharmaceuticals Group PLC ........                Pharmaceuticals                2,293,320             20,025,273
a  Shire Pharmaceuticals Group PLC, ADR ...                Pharmaceuticals                    8,590                229,697
   Smiths Group PLC .......................           Industrial Conglomerates            2,637,720             35,708,860
   Standard Chartered PLC .................               Commercial Banks                2,715,610             44,224,326
   Vodafone Group PLC .....................      Wireless Telecommunication Services     15,732,720             34,451,524
   WPP Group PLC ..........................                     Media                     2,186,000             22,200,138
   Yell Group PLC .........................                     Media                     2,599,590             16,252,741
                                                                                                             --------------
                                                                                                               918,189,405
                                                                                                             --------------
   TOTAL COMMON STOCKS
    (COST $3,544,831,521) .................                                                                  4,711,352,775
                                                                                                             --------------

   PREFERRED STOCKS .4%
   AUSTRALIA .4%
   News Corp. Ltd., pfd. ..................                     Media                     2,179,838             17,842,134
                                                                                                             --------------

   BRAZIL
   Cia Vale do Rio Doce, A, ADR, pfd. .....                Metals & Mining                    3,705                144,865
                                                                                                             --------------

   TOTAL PREFERRED STOCKS (COST $9,514,111)                                                                     17,986,999
                                                                                                             --------------

                                                                                       --------------------
                                                                                        PRINCIPAL AMOUNT C
                                                                                       --------------------
   BONDS & NOTES (COST $2,276,534) .1%
   AXA SA, cvt., zero cpn., 12/21/04 ......                   Insurance                     152,412 EUR          3,404,529
                                                                                                             --------------



14 |  Semiannual Report

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
  FOREIGN EQUITY SERIES                                        COUNTRY              SHARES/PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 2.4%
b  Franklin Institutional Fiduciary Trust
     Money Market Portfolio ...............                 United States                33,808,634         $   33,808,634
   U.S. Treasury Bill, 0.992% to 1.168%, with
     maturities to 9/02/04 ................                 United States                82,910,000             82,761,635
                                                                                                            ---------------
   TOTAL SHORT TERM INVESTMENTS
    (COST $116,584,637) ...................                                                                    116,570,269
                                                                                                            ---------------

   TOTAL INVESTMENTS
    (COST $3,673,206,803) 99.7% ...........                                                                  4,849,314,572
   OTHER ASSETS, LESS LIABILITIES .3% .....                                                                     15,318,273
                                                                                                            ---------------
   NET ASSETS 100.0% ......................                                                                 $4,864,632,845
                                                                                                            ---------------

CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar | EUR - Euro | FIM - Finnish Markka | SEK - Swedish Krona



a Non-income producing.
b See Note 7 regarding investments in affiliated Money Market Portfolio.
c The principal amount is stated in U.S. dollars unless otherwise indicated.




                     Semiannual Report | See notes to financial statements. | 15

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (unaudited)


                                                                                         --------------
                                                                                            FOREIGN
                                                                                          EQUITY SERIES
                                                                                         --------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................................................   $3,639,398,169
  Cost - Sweep money fund (Note 7) ...................................................       33,808,634
                                                                                         --------------
  Value - Unaffiliated issuers .......................................................    4,815,505,938
  Value - Sweep money fund (Note 7) ..................................................       33,808,634
 Cash ................................................................................          266,165
 Receivables:
  Investment securities sold .........................................................       18,773,854
  Capital shares sold ................................................................        7,223,916
  Dividends and interest .............................................................        9,759,945
                                                                                         --------------
      Total assets ...................................................................    4,885,338,452
                                                                                         --------------
Liabilities:
 Payables:
  Investment securities purchased ....................................................          129,325
  Capital shares redeemed ............................................................       12,426,918
  Affiliates .........................................................................        3,018,814
 Deferred tax liability (Note 1f) ....................................................        4,553,039
 Other liabilities ...................................................................          577,511
                                                                                         --------------
      Total liabilities ..............................................................       20,705,607
                                                                                         --------------
Net assets, at value .................................................................    4,864,632,845
                                                                                         --------------
Net assets consist of:
 Undistributed net investment income (loss) ..........................................   $   23,688,537
 Net unrealized appreciation (depreciation) ..........................................    1,171,571,079
 Accumulated net realized gain (loss) ................................................     (368,792,618)
 Capital shares ......................................................................    4,038,165,847
                                                                                         --------------
Net assets, at value .................................................................   $4,864,632,845
                                                                                         --------------
Shares outstanding ...................................................................      278,790,628
                                                                                         --------------
Net asset value per share ............................................................           $17.45
                                                                                         --------------



16 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2004 (unaudited)


                                                                                              -------------
                                                                                                 FOREIGN
                                                                                              EQUITY SERIES
                                                                                              -------------
Investment Income:
 (net of foreign taxes of $11,028,083)
 Dividends:
  Unaffiliated issuers ...................................................................    $ 80,199,517
  Sweep money fund (Note 7) ..............................................................         443,279
 Interest ................................................................................       1,067,511
                                                                                              -------------
      Total investment income ............................................................      81,710,307
                                                                                              -------------
Expenses:
 Management fees (Note 3) ................................................................      16,365,440
 Administrative fees (Note 3) ............................................................       1,996,608
 Transfer agent fees (Note 3) ............................................................          29,900
 Custodian fees (Note 4) .................................................................       1,025,900
 Reports to shareholders .................................................................          30,200
 Registration and filing fees ............................................................          78,300
 Professional fees .......................................................................          79,635
 Directors' fees and expenses ............................................................          49,900
 Other ...................................................................................          48,700
                                                                                              -------------
      Total expenses .....................................................................      19,704,583
        Expense reductions (Note 4) ......................................................         (11,347)
                                                                                              -------------
        Net expenses .....................................................................      19,693,236
                                                                                              -------------
          Net investment income ..........................................................      62,017,071
                                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................................      (8,539,780)
  Foreign currency transactions ..........................................................      (1,193,236)
                                                                                              -------------
      Net realized gain (loss) ...........................................................      (9,733,016)
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................................     106,387,992
  Translation of assets and liabilities denominated in foreign currencies ................        (271,684)
  Deferred taxes (Note 1f) ...............................................................       4,438,405
                                                                                              -------------
      Net unrealized appreciation (depreciation) .........................................     110,554,713
                                                                                              -------------
Net realized and unrealized gain (loss) ..................................................     100,821,697
                                                                                              -------------
Net increase (decrease) in net assets resulting from operations ..........................    $162,838,768
                                                                                              -------------


                     Semiannual Report | See notes to financial statements. | 17

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

                                                                                        -----------------------------------
                                                                                                FOREIGN EQUITY SERIES
                                                                                        -----------------------------------
                                                                                        SIX MONTHS ENDED      YEAR ENDED
                                                                                          JUNE 30, 2004   DECEMBER 31, 2003
                                                                                        -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................   $   62,017,071       $  66,241,621
  Net realized gain (loss) from investments and foreign currency transactions .......       (9,733,016)       (151,574,685)
  Net unrealized appreciation (depreciation) on investments, translation of assets
   and liabilities denominated in foreign currencies, and deferred taxes ............      110,554,713       1,439,364,827
                                                                                        -----------------------------------
     Net increase (decrease) in net assets resulting from operations ................      162,838,768       1,354,031,763
Distributions to shareholders from:
 Net investment income:
  Primary Shares ....................................................................      (24,669,372)        (80,683,825)
  Service Shares ....................................................................                --                (313)
                                                                                        -----------------------------------
 Total distributions to shareholders ................................................      (24,669,372)        (80,684,138)

 Capital share transactions (Note 2):
  Primary Shares ....................................................................       83,692,465         204,511,702
  Service Shares ....................................................................               --             (17,258)
                                                                                        -----------------------------------
 Total capital share transactions ...................................................       83,692,465         204,494,444
 Redemption Fees (Note 1h) ..........................................................            6,562                  --
     Net increase (decrease) in net assets ..........................................      221,868,423       1,477,842,069
Net assets:
 Beginning of period ................................................................    4,642,764,422       3,164,922,353
                                                                                        -----------------------------------
 End of period ......................................................................   $4,864,632,845      $4,642,764,422
                                                                                        -----------------------------------
Undistributed net investment income included in net assets:
 End of period ......................................................................   $   23,688,537      $  (13,659,162)
                                                                                        -----------------------------------


18 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FOREIGN EQUITY SERIES


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Foreign Equity Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal conditions, the Fund invests at least 80% of its net assets in the equity securities of companies located outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. Short-term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.



                                                          Semiannual Report | 19

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of the net assets of each class.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

F. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.



20 |  Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEE

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the statement of changes.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

The Fund offered two classes of shares: Primary and Service shares. Each class of shares differed by its distribution fees, voting rights on matters affecting a single class and its exchange privilege. On December 30, 2003, the Fund liquidated all assets in the Service Share Class.

At June 30, 2004, there were 1.14 billion shares authorized ($0.01 par value) for the Company, of which 555 million have been classified as Primary shares. Transactions in the Fund's shares were as follows:

                                  -----------------------------------------------------------------
                                         SIX MONTHS ENDED                     YEAR ENDED
                                           JUNE 30, 2004                   DECEMBER 31, 2003
                                  -----------------------------------------------------------------
                                      SHARES          AMOUNT           SHARES           AMOUNT
                                  -----------------------------------------------------------------
PRIMARY SHARES:
 Shares sold ...................   28,506,127     $ 492,447,577      68,564,860      $ 964,509,589
 Shares issued in reinvestment
 of distributions ..............    1,186,320        21,211,396       4,625,802         68,892,941
 Shares redeemed ...............  (24,788,342)     (429,966,508)    (60,226,673)      (828,890,828)
                                  -----------------------------------------------------------------
 Net increase (decrease) .......    4,904,105     $  83,692,465      12,963,989      $ 204,511,702
                                  -----------------------------------------------------------------
SERVICE SHARES:
 Shares liquidated .............           --     $          --          (1,024)     $     (17,258)
                                  -----------------------------------------------------------------



                                                          Semiannual Report | 21

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers or directors of the following entities:

--------------------------------------------------------------------------------
  ENTITY                                                        AFFILIATION
--------------------------------------------------------------------------------
  Templeton Investment Counsel, LLC (TIC)                       Investment manager
  Franklin Templeton Services, LLC (FT Services)                Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)          Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to TIC based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.700%          First $1 billion
        0.680%          Over $1 billion, up to and including $5 billion
        0.660%          Over $5 billion, up to and including $10 billion
        0.640%          Over $10 billion, up to and including $15 billion
        0.620%          Over $15 billion, up to and including $20 billion
        0.600%          Over $20 billion

Prior to May 1, 2004, the Fund paid an investment management fee to TIC of .70% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within the Company as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

The Fund paid transfer agent fees of $29,900, of which $9,848 was paid to Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.


22 |  Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES


5. INCOME TAXES

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments ....................................  $3,710,459,753
                                                          --------------
Unrealized appreciation ................................  $1,419,014,119
Unrealized depreciation ................................    (280,159,300)
                                                          --------------
Net unrealized appreciation (depreciation) .............  $1,138,854,819
                                                          --------------


At December 31, 2003, the Fund had deferred foreign currency losses occurring subsequent to October 31, 2003 of $77,910. For tax purposes, such losses will be reflected in the period ending December 31, 2004.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, and passive foreign investment company shares.

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
   2009 ....................................  $ 99,069,404
   2010 ....................................    82,881,631
   2011 ....................................   177,000,923
                                              ------------
                                              $358,951,958
                                              ------------


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $659,793,960 and $350,633,202, respectively.


7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

                                                          Semiannual Report | 23

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES


8. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund's investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which an affiliate of the Fund's investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund's investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund's investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.



24 |  Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES


8. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED)
The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund's investment manager and the Fund's principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund's principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

OTHER LEGAL PROCEEDINGS
The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.



                                                          Semiannual Report | 25

Templeton Institutional Funds, Inc.

PROXY VOTING POLICIES AND PROCEDURES


FOREIGN EQUITY SERIES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.



26 |  Semiannual Report

                       This page intentionally left blank.

                      This page intentionally left blank.

     [LOGO OMITTED]           FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN[R] TEMPLETON[R]      600 Fifth Avenue
      INSTITUTIONAL           New York, NY 10020
                              FRANKLINTEMPLETONINSTITUTIONAL.COM





SEMIANNUAL REPORT
TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES


INVESTMENT MANAGER
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN[R]
franklintempletoninstitutional.com

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563

This report must be preceded or accompanied by the current Templeton Institutional Funds, Inc. Foreign Equity Series prospectus, which contains more complete information including charges, expenses, and risk factors. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.



ZT454S2004 08/04

EMERGING MARKETS SERIES


                                                  SEMIANNUAL REPORT | 06 30 2004
--------------------------------------------------------------------------------



THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                                             TEMPLETON INSTITUTIONAL FUNDS, INC.

--------------------------------------------------------------------------------

                                             Emerging Markets Series





                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                  INSTITUTIONAL
                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents


SEMIANNUAL REPORT
--------------------------------------------------------------------------------

 TIFI Emerging Markets Series ......................................  2

 Performance Summary ...............................................  6

 Financial Highlights and Statement of Investments .................  8

 Financial Statements .............................................. 14

 Notes to Financial Statements ..................................... 17

 Proxy Voting Policies and Procedures............................... 24


--------------------------------------------------------------------------------
  STATEMENT ON CURRENT
  INDUSTRY ISSUES
--------------------------------------------------------------------------------
  In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempleton.com, or call us at 1-800/632-2301.
--------------------------------------------------------------------------------


              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                           Semiannual Report | 1

Semiannual Report

TIFI Emerging Markets Series

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by emerging market companies.


--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST CURRENT PERFORMANCE, PLEASE CALL 1-800/321-8563.
--------------------------------------------------------------------------------



We are pleased to bring you the Templeton Institutional Funds, Inc. (TIFI) Emerging Markets Series (the "Fund") semiannual report for the six months ended June 30, 2004.


PERFORMANCE OVERVIEW

The Fund posted a 1.68% cumulative total return for the six-month period ended June 30, 2004. The Fund outperformed its benchmarks, the S&P/IFCI Composite Index 1 and the MSCI Emerging Markets Index,2,3 which returned 0.69% and -0.78%, respectively, during the same period.


ECONOMIC AND MARKET OVERVIEW

During the first three months of the period, emerging markets recorded positive performances as investors remained optimistic into the new year. However, concerns of a hard landing of China's economy, high and rising oil prices, the power transfer in Iraq and possible terrorism, and rising interests rates in the United States rattled investor confidence. Thus, despite the continuation of generally positive developments on the economic and political front, stock market performances declined in the second half of the period. As a result, for the six-month period, emerging markets generally ended the period down, providing the Fund with an opportunity to invest in stocks more cheaply.

Eastern European markets were the strongest performers during the period as regional companies were expected to benefit from the accession of ten additional



1. Source: Standard & Poor's Micropal. The S&P/International Finance Corporation Investable (IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity performance of global emerging markets.

2. Source: Standard & Poor's Micropal. The Morgan Stanley Capital International
(MSCI) Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

3. All MSCI data is presented "as is." The Fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the Fund described herein. Copying or distributing the MSCI data is strictly prohibited.



2 |  Semiannual Report
countries into the European Union in May 2004. Russian markets lagged the region as concerns over government involvement in the oil company Yukos adversely affected investor confidence in the local stock market. Several Latin American markets corrected after recording strong results last year. Despite support from the International Monetary Fund, both Brazilian and Argentine markets underperformed other regional markets. In Asia, overheating concerns in the Chinese economy remained a key issue. The Thai market also suffered as investors stayed on the sidelines due to social unrest in the south. The unexpected victory of the Congress party in India and concerns over the divestment process dramatically reversed stock market gains there. South African market losses were capped in U.S. dollars due to currency appreciation.


INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value, and cash flow potential. As we look for investments, we focus on specific companies and undertake in-depth research to construct an "action list" from which we make our buy decisions. Before we make a purchase, we generally look at the company's potential for earnings and growth over a five-year horizon. During our analysis, we also consider the company's position in its sector, the economic framework, and political environment.


MANAGER'S DISCUSSION

During the period, we reduced the Fund's exposure to the oil and gas and metals and mining industries due to concerns over the sustainability of high commodity prices, especially prices of oil and metals. As a result, we made selective sales of holdings in South Africa, Russia, South Korea, Thailand, and China "H" shares. We also reduced the Fund's holdings in Indonesia, India, and Turkey. Other key sales included our holdings in South Korea's Hyundai Motor and Indonesia's Indosat, and a reduction in our holding in China's Citic Pacific as sale targets were reached.

As we continued to search for value stocks, we made substantial investments in Asian and European stocks. Key purchases included stocks of HSBC Holdings, a U.K.-based global banking group that has significant businesses in emerging markets; South Korea's Samsung Electronics, one of the world's largest semiconductor manufacturers; and India's Hindustan Lever, one of India's most prominent consumer products companies. In Europe, major investments included stocks of Belgium's Interbrew, one of the oldest beer companies in the world with

GEOGRAPHIC DISTRIBUTION ON 6/30/04
EQUITY ASSETS AS A PERCENTAGE
OF TOTAL NET ASSETS

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

ASIA .........................  54.0%

EUROPE .......................  21.4%

MIDDLE-EAST/AFRICA ...........  11.7%

LATIN AMERICA ................  11.5%

SHORT-TERM INVESTMENTS &
OTHER NET ASSETS .............   1.4%




SECTOR DIVERSIFICATION ON 6/30/04
EQUITY ASSETS AS A PERCENTAGE OF
TOTAL NET ASSETS

------------------------------------
Consumer Staples              21.8%
------------------------------------
Telecommunication Services    17.9%
------------------------------------
Financials                    12.9%
------------------------------------
Energy                         9.5%
------------------------------------
Industrials                    9.1%
------------------------------------
Information Technology         8.6%
------------------------------------
Materials                      8.0%
------------------------------------
Consumer Discretionary         6.2%
------------------------------------
Utilities                      2.4%
------------------------------------
Health Care                    2.2%
------------------------------------
Short-Term Investments &
Other Net Assets               1.4%
------------------------------------






                                                           Semiannual Report | 3
operations in 21 countries; and Titan Cement, one of the two major players in the Greek cement sector.

In Latin America, we invested in shares of Brazil's Ambev, one of the largest beer and soft drink firms in Latin America, and increased our holding of shares in Kimberly Clark, Mexico's largest manufacturer and marketer of consumer tissue products, notebooks and other paper-based office supplies. Purchases in shares of Spain's Telefonica, South Korea's SK Telecom, and China Mobile, and increased investment in Taiwan Cellular and Telefonos de Mexico, resulted in an increase in the Fund's exposure to the integrated and wireless telecommunication services sector.

Relative to the Fund's benchmark, the MSCI Emerging Markets Index, the Fund's overweight positions in stocks of Singapore, Hong Kong and Austria and the Fund's underweight positions in stocks of India and South Africa, helped performance. On the downside, the Fund's underweight positions in Mexico and Israel and overweight positions in stocks of China and Turkey relative to the index detracted from performance. We remained underweight and eventually completely sold out the Fund's position in Israeli stocks because we believe there was a lack of value stocks in that market, but we have been gradually increasing the Fund's exposure to Mexican stocks as we find bargains in line with our stock selection philosophy. Chinese and Turkish stock markets corrected during the period, which allowed us to build positions in stocks that we deemed to be oversold.

By industry, the Fund's overweight positions in the beverages and oil and gas industries, as well as an underweight position in the metals and mining industry, yielded the greatest relative contribution relative to the benchmark index during the period. Strong contributors in the beverages industry included stocks of SABMiller, Fraser & Neave, and Ambev, while in the oil and gas industry, SK Corp., OMV, and MOL stocks contributed the greatest relative returns. Meanwhile, underweight positions in the semiconductors and pharmaceuticals industries resulted in negative attribution towards performance.



10 LARGEST EQUITY POSITIONS
ON 6/30/04
PERCENTAGE OF TOTAL NET ASSETS
---------------------------------------------------
                                         % OF TOTAL
                                         NET ASSETS
---------------------------------------------------
  Anglo American PLC                           3.2%
---------------------------------------------------
  China Mobile (Hong Kong) Ltd.                3.1%
---------------------------------------------------
  Telefonos de Mexico S.A. de C.V. (Telmex)    2.8%
---------------------------------------------------
  SABMiller PLC                                2.7%
---------------------------------------------------
  Kimberly Clark de Mexico S.A.
  de C.V., L, ADR                              2.5%
---------------------------------------------------
  Fraser & Neave Ltd.                          2.3%
---------------------------------------------------
  Remgro Ltd.                                  2.2%
---------------------------------------------------
  Interbrew                                    2.2%
---------------------------------------------------
  Taiwan Cellular Corp.                        2.1%
---------------------------------------------------
  Cia De Bebidas Das Americas
  (Ambev), ADR, pfd.                           1.9%
---------------------------------------------------



THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 9.




FUND ASSET ALLOCATION ON 6/30/04

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Equity ..........................  98.6%

Short-Term Investments &
Other Net Assets ................  1.4%



4 |  Semiannual Report

We thank you for your continued participation in the Fund and look forward to serving your investment needs.

Sincerely,


/S/Donald F. Reed

Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.



For the Investment Adviser,

[PHOTO OMITTED]

/S/Mark Mobius

Mark Mobius, Ph.D.
Managing Director
Templeton Asset Management Ltd.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                           Semiannual Report | 5

Performance Summary as of 6/30/04

TOTAL RETURNS
As of 6/30/04

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gains distributions, if any, and any unrealized gains or losses on the sale of Fund shares. The unmanaged indices include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       AVERAGE       CUMULATIVE
                                                                  THREE YEAR   FIVE YEAR   TEN YEAR     ANNUAL          SINCE
                                   SIX-MONTH        ONE YEAR       AVERAGE      AVERAGE    AVERAGE      SINCE       INCEPTION 1,2
                                 CUMULATIVE 1,2  CUMULATIVE 1,2   ANNUAL 1,3  ANNUAL 1,3  ANNUAL 1,3  INCEPTION 1,3   (05/03/93)
---------------------------------------------------------------------------------------------------------------------------------
   TIFI Emerging Markets Series      1.68%          36.00%         14.54%       3.10%       3.45%       4.43%          62.14%
---------------------------------------------------------------------------------------------------------------------------------
   S&P/IFCI  Composite Index 4       0.69%          35.12%         14.90%       5.14%       1.93%       4.88%          70.09%
---------------------------------------------------------------------------------------------------------------------------------
   MSCI Emerging Markets Index 5,6  -0.78%          33.51%         13.10%       3.27%       1.20%       4.60%          65.13%
---------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MORE CURRENT PERFORMANCE, PLEASE CALL 1-800/321-8563.





TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $5,000,000 INVESTMENT


(5/3/93-6/30/04)
MILLIONS

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


              TIFI Emerging Markets Series          S&P/IFCI Composite                 MSCI Emerging Markets
INCEPT        $5,000,000                            $5,000,000                         $5,000,000
5/1/93        $5,010,000                            $5,109,019                         $5,187,256
6/1/93        $5,030,000                            $5,254,043                         $5,341,071
7/1/93        $5,040,000                            $5,417,170                         $5,482,149
8/1/93        $5,415,000                            $5,857,068                         $5,945,053
9/1/93        $5,590,000                            $6,092,807                         $6,162,494
10/1/93       $5,840,000                            $6,605,720                         $6,715,410
11/1/93       $6,040,000                            $7,024,499                         $7,012,583
12/1/93       $6,646,553                            $8,224,515                         $8,171,735
1/1/94        $6,726,996                            $8,281,439                         $8,320,410
2/1/94        $6,596,277                            $8,066,417                         $8,172,393
3/1/94        $6,256,985                            $7,252,796                         $7,432,880
4/1/94        $5,912,191                            $7,115,013                         $7,284,205
5/1/94        $5,917,262                            $7,282,364                         $7,533,503
6/1/94        $5,775,288                            $7,021,683                         $7,325,849
7/1/94        $5,993,319                            $7,526,149                         $7,781,358
8/1/94        $6,485,157                            $8,493,644                         $8,747,126
9/1/94        $6,556,144                            $8,704,441                         $8,846,534
10/1/94       $6,373,606                            $8,418,215                         $8,686,957
11/1/94       $6,130,222                            $8,101,014                         $8,235,284
12/1/94       $5,889,314                            $7,237,911                         $7,573,856
1/1/95        $5,458,516                            $6,270,416                         $6,768,071
2/1/95        $5,342,935                            $6,189,356                         $6,594,477
3/1/95        $5,516,646                            $6,173,264                         $6,636,375
4/1/95        $5,706,149                            $6,432,336                         $6,934,093
5/1/95        $5,895,652                            $6,673,103                         $7,302,982
6/1/95        $5,937,764                            $6,713,131                         $7,324,583
7/1/95        $6,211,491                            $6,926,744                         $7,488,997
8/1/95        $6,043,043                            $6,741,089                         $7,312,592
9/1/95        $5,995,668                            $6,689,999                         $7,277,886
10/1/95       $5,779,845                            $6,437,565                         $6,999,288
11/1/95       $5,742,997                            $6,405,383                         $6,874,468
12/1/95       $5,817,158                            $6,628,248                         $7,179,365
1/1/96        $6,374,523                            $7,183,603                         $7,689,687
2/1/96        $6,271,473                            $7,024,097                         $7,567,424
3/1/96        $6,347,426                            $7,126,680                         $7,626,365
4/1/96        $6,515,605                            $7,414,112                         $7,931,287
5/1/96        $6,624,108                            $7,348,942                         $7,895,872
6/1/96        $6,634,958                            $7,436,238                         $7,945,177
7/1/96        $6,331,150                            $6,947,663                         $7,402,175
8/1/96        $6,461,354                            $7,163,086                         $7,591,646
9/1/96        $6,580,707                            $7,268,887                         $7,657,412
10/1/96       $6,564,432                            $7,112,801                         $7,453,189
11/1/96       $6,776,012                            $7,217,797                         $7,578,073
12/1/96       $6,914,456                            $7,249,376                         $7,612,348
1/1/97        $7,425,404                            $7,761,485                         $8,131,584
2/1/97        $7,708,423                            $8,141,645                         $8,479,822
3/1/97        $7,552,473                            $7,937,686                         $8,257,075
4/1/97        $7,624,878                            $7,802,921                         $8,271,662
5/1/97        $7,986,907                            $8,068,228                         $8,508,400
6/1/97        $8,276,530                            $8,416,606                         $8,963,744
7/1/97        $8,655,267                            $8,497,868                         $9,097,554
8/1/97        $7,886,653                            $7,412,905                         $7,939,897
9/1/97        $8,254,251                            $7,654,276                         $8,159,896
10/1/97       $6,717,022                            $6,398,343                         $6,820,959
11/1/97       $6,221,321                            $6,100,451                         $6,572,079
12/1/97       $6,131,714                            $6,181,109                         $6,730,453
1/1/98        $5,635,027                            $5,775,807                         $6,202,581
2/1/98        $6,190,843                            $6,365,556                         $6,849,980
3/1/98        $6,433,876                            $6,615,174                         $7,147,242
4/1/98        $6,445,747                            $6,633,076                         $7,069,384
5/1/98        $5,537,644                            $5,805,576                         $6,100,591
6/1/98        $5,003,466                            $5,210,596                         $5,460,662
7/1/98        $5,039,078                            $5,418,376                         $5,633,800
8/1/98        $3,869,822                            $3,895,124                         $4,004,844
9/1/98        $4,065,687                            $4,082,589                         $4,258,891
10/1/98       $4,677,024                            $4,551,452                         $4,707,360
11/1/98       $5,181,526                            $4,893,797                         $5,098,863
12/1/98       $5,026,104                            $4,820,782                         $5,024,969
1/1/99        $4,784,174                            $4,709,349                         $4,943,895
2/1/99        $4,784,174                            $4,793,226                         $4,991,985
3/1/99        $5,452,933                            $5,347,172                         $5,649,880
4/1/99        $6,518,101                            $6,076,313                         $6,348,889
5/1/99        $6,342,590                            $5,929,278                         $6,311,954
6/1/99        $6,959,904                            $6,618,392                         $7,028,309
7/1/99        $6,651,247                            $6,522,246                         $6,837,382
8/1/99        $6,415,215                            $6,592,646                         $6,899,589
9/1/99        $6,130,767                            $6,409,003                         $6,666,093
10/1/99       $6,306,278                            $6,518,022                         $6,808,032
11/1/99       $6,838,862                            $7,103,950                         $7,418,471
12/1/99       $7,870,058                            $8,056,159                         $8,361,953
1/1/00        $7,516,210                            $8,067,624                         $8,411,790
2/1/00        $7,247,774                            $8,059,780                         $8,522,885
3/1/00        $7,342,709                            $8,177,649                         $8,564,479
4/1/00        $6,707,928                            $7,331,644                         $7,752,629
5/1/00        $6,170,805                            $7,127,484                         $7,432,120
6/1/00        $6,628,580                            $7,329,230                         $7,693,916
7/1/00        $6,347,812                            $6,976,828                         $7,298,221
8/1/00        $6,469,885                            $7,003,178                         $7,334,105
9/1/00        $5,835,104                            $6,376,820                         $6,693,721
10/1/00       $5,346,811                            $5,860,488                         $6,208,406
11/1/00       $5,066,042                            $5,342,747                         $5,665,581
12/1/00       $5,350,568                            $5,497,425                         $5,802,367
1/1/01        $5,956,060                            $6,203,436                         $6,601,353
2/1/01        $5,486,495                            $5,725,521                         $6,084,459
3/1/01        $4,973,680                            $5,232,320                         $5,486,847
4/1/01        $5,233,177                            $5,542,079                         $5,757,962
5/1/01        $5,418,531                            $5,709,832                         $5,826,690
6/1/01        $5,393,817                            $5,606,445                         $5,707,087
7/1/01        $5,078,715                            $5,223,268                         $5,346,453
8/1/01        $5,097,250                            $5,152,265                         $5,293,716
9/1/01        $4,460,866                            $4,353,528                         $4,474,357
10/1/01       $4,596,793                            $4,623,461                         $4,752,031
11/1/01       $4,874,825                            $5,165,138                         $5,248,159
12/1/01       $5,083,257                            $5,594,778                         $5,664,733
1/1/02        $5,347,486                            $5,794,513                         $5,856,699
2/1/02        $5,341,195                            $5,906,348                         $5,952,916
3/1/02        $5,661,423                            $6,317,886                         $6,310,992
4/1/02        $5,850,557                            $6,376,418                         $6,351,953
5/1/02        $5,812,731                            $6,272,025                         $6,250,747
6/1/02        $5,447,071                            $5,819,455                         $5,781,804
7/1/02        $5,157,065                            $5,450,961                         $5,342,021
8/1/02        $5,144,456                            $5,521,562                         $5,424,323
9/1/02        $4,766,187                            $4,908,078                         $4,839,132
10/1/02       $4,892,276                            $5,223,268                         $5,153,132
11/1/02       $5,289,459                            $5,585,928                         $5,507,840
12/1/02       $5,182,639                            $5,374,728                         $5,324,839
1/1/03        $5,125,054                            $5,379,154                         $5,301,655
2/1/03        $5,118,656                            $5,220,050                         $5,158,564
3/1/03        $4,933,402                            $5,028,361                         $5,012,295
4/1/03        $5,447,298                            $5,541,878                         $5,458,750
5/1/03        $5,768,483                            $5,927,267                         $5,850,684
6/1/03        $5,961,194                            $6,294,151                         $6,183,981
7/1/03        $6,218,142                            $6,632,472                         $6,571,104
8/1/03        $6,513,632                            $7,110,990                         $7,012,330
9/1/03        $6,706,343                            $7,188,631                         $7,063,737
10/1/03       $7,226,663                            $7,772,347                         $7,664,844
11/1/03       $7,374,408                            $7,872,315                         $7,759,048
12/1/03       $7,973,127                            $8,446,375                         $8,321,537
1/1/04        $8,228,634                            $8,735,015                         $8,617,076
2/1/04        $8,530,001                            $9,155,805                         $9,014,581
3/1/04        $8,521,265                            $9,324,765                         $9,130,412
4/1/04        $8,041,286                            $8,621,369                         $8,383,934
5/1/04        $7,942,660                            $8,504,304                         $8,218,811
6/1/04        $8,107,037                            $8,504,707                         $8,256,354






6 |  Semiannual Report

ENDNOTES


THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

2. Cumulative total return shows the change in value of an investment over the indicated periods. It assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period, and the deduction of all applicable charges and fees.

4. Source: Standard & Poor's Micropal. The S&P/International Finance Corporation Investable (IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity performance of global emerging markets.

5. Source: Standard & Poor's Micropal. The Morgan Stanley Capital International
(MSCI) Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

6. All MSCI data is presented "as is." The Fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the Fund described herein. Copying or distributing the MSCI data is strictly prohibited.

                                                           Semiannual Report | 7

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS


EMERGING MARKETS SERIES

                                                     --------------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                        JUNE 30, 2004                    YEAR ENDED DECEMBER 31,
                                                         (UNAUDITED)      2003        2002        2001        2000        1999
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........              $12.18        $8.10       $8.08       $8.66      $12.90       $8.31
                                                     --------------------------------------------------------------------------
Income from investment operations:

 Net investment income a ....................                 .10          .24         .14         .15         .13         .10

 Net realized and unrealized gains (losses) .                 .10         4.10         .02        (.58)      (4.26)       4.59
                                                     --------------------------------------------------------------------------
Total from investment operations ............                 .20         4.34         .16        (.43)      (4.13)       4.69
                                                     --------------------------------------------------------------------------
Less distributions from net investment income                (.05)        (.26)       (.14)       (.15)       (.11)       (.10)
                                                     --------------------------------------------------------------------------
Net asset value, end of period ..............              $12.33       $12.18       $8.10       $8.08       $8.66      $12.90
                                                     --------------------------------------------------------------------------

Total return b ..............................               1.68%       53.84%       1.96%     (5.00)%    (32.01)%      56.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........          $1,720,002   $2,092,229  $1,234,595  $1,274,579  $1,676,028  $2,608,708

Ratios to average net assets:

 Expenses ...................................               1.47%c       1.46%       1.49%       1.45%       1.47%       1.43%

 Net investment income ......................               1.63%c       2.52%       1.67%       1.85%       1.21%       1.02%

Portfolio turnover rate .....................              36.06%       46.83%      53.36%      64.92%      82.86%      49.35%





a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c Annualized.


8 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
   EMERGING MARKETS SERIES                                    INDUSTRY               SHARES/WARRANTS/RIGHTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 95.0%
   ARGENTINA .7%
   Tenaris SA, ADR ........................          Energy Equipment & Services                353,712     $   11,584,068
                                                                                                            ---------------

   AUSTRIA 2.9%
   Bank Austria Creditanstalt .............               Commercial Banks                      501,500         29,409,196
   OMV AG .................................                   Oil & Gas                         102,102         19,876,803
                                                                                                            ---------------
                                                                                                                49,285,999
                                                                                                            ---------------

   BELGIUM 2.2%
   Interbrew ..............................                   Beverages                       1,179,400         37,523,037
                                                                                                            ---------------

   BRAZIL 1.1%
   Centrais Eletricas Brasileiras SA ......              Electric Utilities                 523,418,000          5,240,137
   Embraer-Empresa Brasileira de
     Aeronautica SA .......................              Aerospace & Defense                     78,058            418,403
   Souza Cruz SA ..........................                    Tobacco                        1,411,873         13,448,581
                                                                                                            ---------------
                                                                                                                19,107,121
                                                                                                            ---------------

   CHINA 9.4%
   Aluminum Corp. of China Ltd., H ........                Metals & Mining                    8,236,000          4,408,485
   Beijing Enterprises Holdings Ltd. ......           Industrial Conglomerates                3,262,465          3,889,962
   China Mobile (Hong Kong) Ltd. ..........      Wireless Telecommunication Services         17,664,000         53,446,293
   China Petroleum & Chemical Corp., H ....                   Oil & Gas                      25,700,000          9,390,625
   China Resources Enterprise Ltd. ........                 Distributors                     16,450,000         19,930,319
   China Telecom Corp. Ltd., H ............    Diversified Telecommunication Services        24,398,000          8,523,879
   China Travel International
     Investment Hong Kong Ltd. ............          Hotels Restaurants & Leisure            49,928,000          8,577,593
a  China Travel Investment HK Ltd.,
     wts., 5/31/06 ........................           Hotels Restaurants & Leisure           11,605,600            349,665
   Citic Pacific Ltd. .....................           Industrial Conglomerates                2,523,000          6,178,274
   Huadian Power International Corp. Ltd., H              Electric Utilities                 38,614,000         12,995,429
   Lenovo Group Ltd. ......................            Computers & Peripherals               34,878,045          9,725,858
   PetroChina Co. Ltd., H .................                   Oil & Gas                      20,010,000          9,235,621
   Shanghai Industrial Holdings Ltd. ......           Industrial Conglomerates                5,799,000         10,668,947
   Travelsky Technology Ltd., H ...........                  IT Services                      6,310,000          4,125,875
                                                                                                            ---------------
                                                                                                               161,446,825
                                                                                                            ---------------

   CROATIA .9%
   Pliva D D, GDR, Reg S ..................                Pharmaceuticals                    1,030,400         15,249,920
                                                                                                            ---------------

   CZECH REPUBLIC .6%
   Cesky Telecom AS .......................    Diversified Telecommunication Services           841,860         10,321,320
                                                                                                            ---------------

   EGYPT
   Commercial International Bank Ltd. .....               Commercial Banks                       57,486            216,108
                                                                                                            ---------------

   GREECE 2.5%
   Coca-Cola Hellenic Bottling Co., SA ....                   Beverages                         499,285         11,663,124
   Hellenic Telecommunications Organization
     SA (OTE) .............................   Diversified Telecommunication Services          1,172,520         15,235,499
   Titan Cement Company ...................            Construction Materials                   664,140         15,627,204
                                                                                                            ---------------
                                                                                                                42,525,827
                                                                                                            ---------------



                                                           Semiannual Report | 9

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   EMERGING MARKETS SERIES                                    INDUSTRY               SHARES/WARRANTS/RIGHTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HONG KONG 3.9%
   Cheung Kong Holdings Ltd. ..............                  Real Estate                      3,164,000     $   23,324,957
   Cheung Kong Infrastructure Holdings Ltd.            Construction Materials                 2,382,000          5,741,378
   Dairy Farm International Holdings Ltd. .           Food & Staples Retailing                3,174,919          7,461,060
   Guoco Group Ltd. .......................        Diversified Financial Services             1,272,000         10,600,272
   Hang Lung Group Ltd. ...................                  Real Estate                      3,391,000          4,564,925
   Henderson Investment Ltd. ..............                  Real Estate                      5,122,000          6,205,659
   MTR Corp. Ltd. .........................                  Road & Rail                      5,976,105          9,041,006
                                                                                                            ---------------
                                                                                                                66,939,257
                                                                                                            ---------------

   HUNGARY 3.5%
   Egis RT ................................                Pharmaceuticals                      176,018          7,813,750
   Gedeon Richter Ltd. ....................                Pharmaceuticals                      103,678         10,412,099
   Matav RT ...............................    Diversified Telecommunication Services         3,946,593         15,796,382
   MOL Magyar Olaj-Es Gazipari RT .........                   Oil & Gas                         650,154         25,880,709
                                                                                                            ---------------
                                                                                                                59,902,940
                                                                                                            ---------------

   INDIA 2.8%
   Dr. Reddy's Laboratories Ltd. ..........                Pharmaceuticals                      189,340          3,028,616
   Hindustan Lever Ltd. ...................              Household Products                   5,879,700         16,280,279
   Hindustan Petroleum Corp. Ltd. .........                   Oil & Gas                       2,575,800         18,844,379
   Shipping Corp. of India Ltd. ...........                    Marine                         1,988,000          4,412,733
   Tata Tea Ltd. ..........................                 Food Products                       797,625          6,369,723
                                                                                                            ---------------
                                                                                                                48,935,730
                                                                                                            ---------------

   INDONESIA .1%
   PT Perusahaan Gas Negara ...............                 Gas Utilities                    13,231,000          2,040,409
   PT Perusahaan Gas Negara, 144A .........                 Gas Utilities                       974,000            150,205
                                                                                                            ---------------
                                                                                                                 2,190,614
                                                                                                            ---------------

   MALAYSIA 1.8%
   Golden Hope Plantations Bhd. ...........                 Food Products                        95,000             82,500
   Kuala Lumpur Kepong Bhd. ...............                 Food Products                       940,486          1,596,351
   Resorts World Bhd. .....................         Hotels Restaurants & Leisure              3,821,000          8,999,461
   SIME Darby Bhd. ........................           Industrial Conglomerates                3,404,000          4,971,632
   Southern Bank Bhd., fgn. ...............               Commercial Banks                      462,900            324,030
   SP Setia Bhd. ..........................                  Real Estate                      1,308,100          1,363,178
   Tanjong PLC ............................         Hotels Restaurants & Leisure                579,200          1,905,263
   YTL Corp  Bhd. .........................              Electric Utilities                   2,791,000          3,452,026
   YTL Power International Bhd. ...........                Water Utilities                   16,243,600          7,737,083
                                                                                                            ---------------
                                                                                                                30,431,524
                                                                                                            ---------------

   MEXICO 6.1%
   Fomento Economico Mexicano SA de CV
     Femsa, ADR ...........................                   Beverages                         291,720         13,372,445
   Kimberly Clark de Mexico SA de CV, A ...              Household Products                  15,955,381         43,440,472
   Telefonos de Mexico SA de CV (Telmex),
     L, ADR ...............................     Diversified Telecommunication Services        1,461,154         48,612,594
                                                                                                            ---------------
                                                                                                               105,425,511
                                                                                                            ---------------



10 |  Semiannual Report

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   EMERGING MARKETS SERIES                                    INDUSTRY               SHARES/WARRANTS/RIGHTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PHILIPPINES 1.5%
   San Miguel Corp., B ....................                   Beverages                      19,431,544     $   25,433,505
                                                                                                            ---------------

   POLAND 3.2%
   Bank Pekao SA ..........................               Commercial Banks                      233,900          7,813,327
a  BRE Bank SA ............................               Commercial Banks                      167,871          4,767,643
   Polski Koncern Naftowy Orlen SA ........                   Oil & Gas                       2,730,571         22,009,417
   Telekomunikacja Polska SA ..............    Diversified Telecommunication Services         4,995,693         20,674,070
                                                                                                            ---------------
                                                                                                                55,264,457
                                                                                                            ---------------

   RUSSIA .9%
   Lukoil Holdings, ADR ...................                   Oil & Gas                         142,350         14,963,832
                                                                                                            ---------------

   SINGAPORE 7.6%
   Comfortdelgro Corp. Ltd. ...............                  Road & Rail                     15,612,000         11,148,515
   Fraser & Neave Ltd. ....................                   Beverages                       4,771,318         38,781,069
   Keppel Corp. Ltd. ......................           Industrial Conglomerates                7,921,053         32,420,926
   Singapore Press Holdings Ltd. ..........                     Media                         3,221,500          7,780,452
   Singapore Technologies Engineering Ltd.                Aerospace & Defense                11,406,000         13,773,683
   Singapore Telecommunications Ltd. ......    Diversified Telecommunication Services        20,672,000         26,883,381
                                                                                                            ---------------
                                                                                                               130,788,026
                                                                                                            ---------------

   SOUTH AFRICA 11.6%
   Anglo American PLC .....................                Metals & Mining                    2,692,948         55,744,901
   Liberty Group Ltd. .....................                   Insurance                          22,600            187,720
   Nampak Ltd. ............................            Containers & Packaging                 1,338,900          3,172,801
   Nedcor Ltd. ............................               Commercial Banks                      692,029          6,954,102
a  Nedcor Ltd., 144A ......................               Commercial Banks                      251,125          2,523,520
   Old Mutual PLC .........................                   Insurance                       5,103,770          9,695,330
   Remgro Ltd. ............................        Diversified Financial Services             3,137,613         37,814,880
   SABMiller PLC ..........................                   Beverages                       3,631,726         47,259,757
   Sappi Ltd. .............................            Paper & Forest Products                  917,500         14,151,018
   Sasol Ltd. .............................                   Oil & Gas                       1,463,700         22,909,050
                                                                                                            ---------------
                                                                                                               200,413,079
                                                                                                            ---------------

   SOUTH KOREA 14.1%
   CJ Corp. ...............................                 Food Products                       386,390         20,899,502
   Daewoo Shipbuilding & Marine
     Engineering Co. Ltd ..................                   Machinery                       1,617,780         19,530,966
   Dong-A Pharmaceutical Co. Ltd. .........                Pharmaceuticals                       38,673            468,561
   Hite Brewery Co. Ltd. ..................                   Beverages                         277,400         19,685,677
   Hyundai Autonet Co. ....................                Auto Components                      551,190          1,283,168
   Hyundai Development Co. ................          Construction & Engineering               1,717,910         15,982,287
   Kangwon Land Inc. ......................         Hotels Restaurants & Leisure              2,556,657         28,321,255
   Korea Gas Corp. ........................                 Gas Utilities                       361,170         10,470,961
   KT Corp. ...............................    Diversified Telecommunication Services           562,476         18,814,104
   LG Chem Ltd. ...........................                   Chemicals                         355,140         12,017,286
   LG Household & Health Care Ltd. ........              Household Products                     373,070         10,638,387
   LG International Corp. .................       Trading Companies & Distributors              629,590          4,348,012
   LG Petrochemical Co. Ltd. ..............                   Chemicals                         276,130          5,532,159



                                                          Semiannual Report | 11

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   EMERGING MARKETS SERIES                                    INDUSTRY               SHARES/WARRANTS/RIGHTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SOUTH KOREA (CONT.)
   POSCO ..................................                Metals & Mining                       66,510     $    8,576,365
   Samsung Electronics Co. Ltd. ...........   Semiconductors & Semiconductor Equipment           45,070         18,605,271
   Samsung Fine Chemicals .................                   Chemicals                         848,500         12,263,046
   Samsung Heavy Industries Co. Ltd. ......                   Machinery                       4,501,380         20,179,272
   SK Corp. ...............................                   Oil & Gas                         107,580          4,264,097
   SK Telecom Co. Ltd. ....................      Wireless Telecommunication Services             64,080         10,536,737
                                                                                                            ---------------
                                                                                                               242,417,113
                                                                                                            ---------------

   SPAIN 1.4%
   Telefonica SA ..........................    Diversified Telecommunication Services         1,669,000         24,671,627
                                                                                                            ---------------

   TAIWAN 12.3%
   Acer Inc. ..............................            Computers & Peripherals               10,160,000         14,285,612
   Cheng Shin Rubber Industry Co. Ltd. ....                Auto Components                    2,660,000          3,479,192
   Chunghwa Telecom Co. Ltd. ..............    Diversified Telecommunication Services        10,185,000         17,560,345
   D-Link Corp. ...........................           Communications Equipment               14,877,000         17,380,086
   Delta Electronics Inc. .................      Electronic Equipment & Instruments          20,076,661         25,185,348
   Elan Microelectronics Corp. ............   Semiconductors & Semiconductor Equipment       10,504,000          7,806,183
   Kinpo Electronics Inc. .................              Office Electronics                   7,740,360          3,635,484
   Lite-on Technology Corp. ...............            Computers & Peripherals               19,280,000         20,231,391
   Mega Financial Holdings Co. Ltd. .......               Commercial Banks                   19,624,032         12,950,461
   Micro-Star International Co. Ltd. ......            Computers & Peripherals               11,086,000         12,193,282
   President Chain Store Corp. ............           Food & Staples Retailing                5,485,000         10,353,671
   Princeton Technology Corp. .............   Semiconductors & Semiconductor Equipment        1,324,000          1,672,711
   Sunplus Technology Co. Ltd. ............   Semiconductors & Semiconductor Equipment        5,794,100         10,075,947
   Taiwan Cellular Corp. ..................      Wireless Telecommunication Services         38,611,878         36,729,491
   Tsann Kuen Enterprise Co. Ltd. .........              Household Durables                   2,784,000          3,475,862
   UNI-President Enterprises Corp. ........                 Food Products                    20,676,180          9,219,462
   Yuanta Core Pacific Securities Co. .....                Capital Markets                    9,783,000          6,107,105
                                                                                                            ---------------
                                                                                                               212,341,633
                                                                                                            ---------------

   THAILAND .5%
   BEC World Public Co. Ltd., fgn. ........                     Media                         3,231,000          1,438,283
   Delta Electronics Public Co. Ltd. ......      Electronic Equipment & Instruments           4,349,500          2,468,103
   National Finance Public Co. Ltd., fgn. .               Consumer Finance                      612,591            220,254
a  Thai Military Bank Public Company
     Limited, fgn. ........................               Commercial Banks                   54,398,500          5,175,741
   True Corp. PLC, rts. ...................    Diversified Telecommunication Services         2,088,420                 --
                                                                                                            ---------------
                                                                                                                 9,302,381
                                                                                                            ---------------

   TURKEY 2.0%
   Arcelik AS, Br. ........................              Household Durables               4,144,860,210         20,528,788
   Migros Turk T.A.S. .....................           Food & Staples Retailing            1,810,402,500          8,783,620
   Tupras-Turkiye Petrol Rafineleri AS ....                   Oil & Gas                     659,000,000          4,329,683
                                                                                                            ---------------
                                                                                                                33,642,091
                                                                                                            ---------------

   UNITED KINGDOM 1.4%
   HSBC Holdings PLC ......................               Commercial Banks                    1,595,288         24,032,198
                                                                                                            ---------------

   TOTAL COMMON STOCKS
     (COST $1,331,781,620) ................                                                                  1,634,355,743
                                                                                                            ---------------


12 |  Semiannual Report

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   EMERGING MARKETS SERIES                                    INDUSTRY               SHARES/WARRANTS/RIGHTS       VALUE
---------------------------------------------------------------------------------------------------------------------------
   PREFERRED STOCKS 3.6%
   BRAZIL 3.6%
   Banco Bradesco SA, ADR, pfd.  ..........               Commercial Banks                      602,909     $   27,703,646
   Cia de Bebidas das Americas (Ambev),
     ADR, pfd. ............................                   Beverages                       1,658,000         33,276,060
                                                                                                            ---------------
                                                                                                                60,979,706
                                                                                                            ---------------

  TOTAL PREFERRED STOCKS
     (COST $62,491,797) ....................                                                                    60,979,706
                                                                                                            ---------------

  TOTAL INVESTMENTS
     (COST $1,394,273,417) 98.6% ...........                                                                 1,695,335,449
  OTHER ASSETS, LESS LIABILITIES 1.4%.......                                                                    24,666,665
                                                                                                            ---------------

  NET ASSETS 100.0%.........................                                                                $1,720,002,114
                                                                                                            ---------------


a Non-income producing.


                     Semiannual Report | See notes to financial statements. | 13

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (unaudited)


                                                                                          ---------------
                                                                                              EMERGING
                                                                                           MARKETS SERIES
                                                                                          ---------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers.........................................................    $1,381,357,131
  Cost - Non-controlled affiliated issuers............................................        12,916,286
                                                                                          ---------------
  Value - Unaffiliated issuers........................................................     1,680,085,529
  Value - Non-controlled affiliated issuers...........................................        15,249,920
 Foreign currency, at value (cost $7,036,318).........................................         7,024,211
 Receivables:
  Investment securities sold..........................................................        11,021,107
  Capital shares sold.................................................................         3,319,392
  Dividends and interest..............................................................         6,210,802
                                                                                          ---------------
      Total assets....................................................................     1,722,910,961
                                                                                          ---------------
Liabilities:
 Payables:
  Investment securities purchased.....................................................            49,989
  Capital shares redeemed.............................................................           377,684
  Affiliates..........................................................................         1,931,811
 Other liabilities....................................................................           549,363
                                                                                          ---------------
      Total liabilities...............................................................         2,908,847
                                                                                          ---------------
Net assets, at value..................................................................    $1,720,002,114
                                                                                          ---------------
Net assets consist of:
 Distributions in excess of net investment income.....................................    $   (4,536,677)
 Net unrealized appreciation (depreciation)...........................................       300,990,122
 Accumulated net realized gain (loss).................................................      (387,827,546)
 Capital shares.......................................................................     1,811,376,215
                                                                                          ---------------
Net assets, at value..................................................................    $1,720,002,114
                                                                                          ---------------
Shares outstanding....................................................................       139,546,185
                                                                                          ---------------
Net asset value per share.............................................................            $12.33
                                                                                          ---------------


14 |  See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2004 (unaudited)


                                                                                                  --------------
                                                                                                     EMERGING
                                                                                                  MARKETS SERIES
                                                                                                  --------------
Investment Income:
 (net of foreign taxes of $3,300,705)
 Dividends:
  Unaffiliated issuers........................................................................    $  31,114,500
  Non-controlled affiliated issuers (Note 7)..................................................          561,877
 Interest.....................................................................................          401,314
                                                                                                  --------------
      Total investment income.................................................................       32,077,691
                                                                                                  --------------
Expenses:
 Management fees (Note 3).....................................................................       12,885,608
 Administrative fees (Note 3).................................................................          867,878
 Transfer agent fees..........................................................................            9,000
 Custodian fees (Note 4)......................................................................        1,145,011
 Reports to shareholders......................................................................            7,700
 Registration and filing fees.................................................................          156,200
 Professional fees............................................................................           88,800
 Directors' fees and expenses.................................................................           25,200
 Other........................................................................................           17,600
                                                                                                  --------------
  Total expenses..............................................................................       15,202,997
  Expense reductions (Note 4).................................................................           (3,235)
                                                                                                  --------------
      Net expenses............................................................................       15,199,762
                                                                                                  --------------
           Net investment income (loss).......................................................       16,877,929
                                                                                                  --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $7,775,931) (Note 1f):.................................      246,793,811
  Foreign currency transactions...............................................................         (769,476)
                                                                                                  --------------
      Net realized gain (loss)................................................................      246,024,335
 Net unrealized appreciation (depreciation) on:
  Investments:
   Unaffiliated Issuers.......................................................................     (224,524,158)
  Translation of assets and liabilities denominated in foreign currencies.....................         (521,648)
  Deferred taxes (Note 1f)....................................................................        8,658,169
                                                                                                  --------------
      Net unrealized appreciation (depreciation)..............................................     (216,387,637)
                                                                                                  --------------
Net realized and unrealized gain (loss).......................................................       29,636,698
                                                                                                  --------------
Net increase (decrease) in net assets resulting from operations...............................    $  46,514,627
                                                                                                  --------------



                     Semiannual Report | See notes to financial statements. | 15

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

                                                                                        ------------------------------------
                                                                                             EMERGING MARKETS SERIES
                                                                                        ------------------------------------
                                                                                        SIX MONTHS ENDED       YEAR ENDED
                                                                                          JUNE 30, 2004    DECEMBER 31, 2003
                                                                                        ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................................       $   16,877,929      $   37,583,452
  Net realized gain (loss) from investments and foreign currency transactions ...          246,024,335          86,593,773
  Net unrealized appreciation (depreciation) on investments, translation of
   assets and liabilities denominated in foreign currencies, and deferred taxes           (216,387,637)        568,161,877
                                                                                        -----------------------------------
      Net increase (decrease) in net assets resulting from operations ...........           46,514,627         692,339,102
Distributions to shareholders from net investment income .........................          (8,507,436)        (43,484,955)
Capital share transactions (Note 2) ..............................................        (410,233,987)        208,779,714
                                                                                        -----------------------------------
      Net increase (decrease) in net assets ......................................        (372,226,796)        857,633,861
Net assets:
 Beginning of period .............................................................       2,092,228,910       1,234,595,049
                                                                                        -----------------------------------
 End of period ...................................................................      $1,720,002,114      $2,092,228,910
                                                                                        -----------------------------------
Undistributed net investment income (loss) included in net assets:
 End of period ...................................................................      $   (4,536,677)     $  (12,907,170)
                                                                                        -----------------------------------




16 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


EMERGING MARKETS SERIES


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Markets Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing at least 80% of its total assets in equity securities issued by emerging market companies. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

                                                          Semiannual Report | 17

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

F. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.



18 |  Semiannual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the period.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At June 30, 2004, there were 1.14 billion shares authorized ($0.01 par value) for the Company, of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                  ---------------------------------------------------------------
                                         SIX MONTHS ENDED                   YEAR ENDED
                                           JUNE 30, 2004                 DECEMBER 31, 2003
                                  ---------------------------------------------------------------
                                      SHARES          AMOUNT         SHARES           AMOUNT
                                  ---------------------------------------------------------------
 Shares sold .................     20,237,977     $ 252,722,461    50,763,689      $ 484,473,625
 Shares issued in reinvestment
  of distributions                    604,018         7,985,121     3,654,518         40,669,079
 Shares redeemed .............    (53,139,542)     (670,941,569)  (34,900,576)      (316,362,990)
                                  ---------------------------------------------------------------
 Net increase (decrease) .....    (32,297,547)    $(410,233,987)   19,517,631      $ 208,779,714
                                  ---------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers or directors of the following entities:

---------------------------------------------------------------------------------------
  ENTITY                                                         AFFILIATION
---------------------------------------------------------------------------------------
  Templeton Asset Management Ltd. (TAML)                         Investment manager
  Franklin Templeton Services, LLC (FT Services)                 Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

                                                          Semiannual Report | 19

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES


3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The fund pays an investment management fee to TAML based on the Fund's average daily net assets as follows:

------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
------------------------------------------------------------------------------
        1.250%          First $1 billion
        1.200%          Over $1 billion, up to and including $5 billion
        1.150%          Over $5 billion, up to and including $10 billion
        1.100%          Over $10 billion, up to and including $15 billion
        1.050%          Over $15 billion, up to and including $20 billion
        1.000%          Over $20 billion

Prior to May 1, 2004, the Fund paid an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate daily net assets of certain funds within the Company as follows:

------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
------------------------------------------------------------------------------
  0.150%                First $200 million
  0.135%                Over $200 million, up to and including $700 million
  0.100%                Over $700 million, up to and including $1.2 billion
  0.075%                Over $1.2 billion

The Fund paid transfer agent fees of $9,000, of which $1,572 was paid to Investor Services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments ..................................    $1,415,292,743
                                                          --------------
Unrealized appreciation ..............................    $  312,022,112
Unrealized depreciation ..............................       (31,979,406)
                                                          --------------
Net unrealized appreciation (depreciation) ...........    $  280,042,706
                                                          --------------




20 |  Semiannual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, passive foreign investment company shares, and taxes on net realized gains.

At December 31, 2003 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2006 ................................................    $ 12,118,296
 2007 ................................................     248,064,895
 2008 ................................................      30,672,686
 2009 ................................................     248,561,095
 2010.................................................      87,334,612
                                                          ------------
                                                          $626,751,584
                                                          ------------


At December 31, 2003 the Fund had deferred foreign currency losses occurring subsequent to October 31, 2003 of $448,340. For tax purposes, such losses will be reflected in the year ending December 31, 2004.


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $703,585,713 and $1,042,762,076, respectively.


7. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.



                                                          Semiannual Report | 21

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

7. REGULATORY MATTERS (CONTINUED)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund's investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which an affiliate of the Fund's investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund's investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund's investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund's investment manager and the Fund's principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund's principal underwriter arising from the same events. Even though the Company currently



22 |  Semiannual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

7. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED) believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

OTHER LEGAL PROCEEDINGS
The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.



                                                          Semiannual Report | 23

Templeton Institutional Funds, Inc.

PROXY VOTING POLICIES AND PROCEDURES

EMERGING MARKETS SERIES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.



24 |  Semiannual Report

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]      FRANKLIN TEMPLETON INSTITUTIONAL
     INSTITUTIONAL            600 Fifth Avenue
                              New York, NY 10020
                              FRANKLINTEMPLETONINSTITUTIONAL.COM



SEMIANNUAL REPORT
TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES


INVESTMENT MANAGER
Templeton Asset Management Ltd.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempletoninstitutional.com

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563

This report must be preceded or accompanied by the current Templeton Institutional Funds, Inc. Emerging Markets Series prospectus, which contains more complete information including charges, expenses, and risks factors. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.



ZT456  S2004 08/04

EMERGING FIXED INCOME MARKETS SERIES


TEMPLETON INSTITUTIONAL FUNDS, INC.

TIFI EMERGING FIXED INCOME MARKETS SERIES
SEMIANNUAL REPORT

june 30, 2004

-


TEMPLETON INSTITUTIONAL FUNDS, INC.

FINANCIAL HIGHLIGHTS

EMERGING FIXED INCOME MARKETS SERIES


                                                 SIX MONTHS ENDED            Year Ended December 31,
                                                  JUNE 30, 2004   ----------------------------------------------
                                                  (UNAUDITED)        2003        2002         2001        2000
                                                 ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year                    10.31       $   9.12      $  9.09      $ 8.96      $ 8.82
                                                    ------------------------------------------------------------
Income from investment operations:
     Net investment income/a/                          0.30            .68          .79         .79/c       .89
     Net realized and unrealized gains                (0.47)          1.23          .05         .20/c       .14
                                                    ------------------------------------------------------------
Total from investment operations                      (0.17)          1.91          .84         .99        1.03
                                                    ------------------------------------------------------------
Less distributions from:
     Net investment income:                           (0.01)          (.72)        (.81)       (.86)       (.89)
     Net realized gains                               (0.03)            -             -           -           -
                                                    ------------------------------------------------------------
Total distributions                                   (0.04)            -             -           -           -
                                                    ------------------------------------------------------------
Net asset value, end of period                      $ 10.10       $  10.31       $ 9.12       $ 9.09      $ 8.96
                                                    ============================================================
Total return/b/                                       -1.55%         21.08%        9.28%       11.03%      12.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                     3,405       $ 3,460       $2,857       $2,615       $2,352
Ratios to average net assets:
     Expenses                                          1.25/d        1.25%        1.25%        1.25%        1.25%
     Expenses, excluding waiver and
       payments by affiliate                           2.39/d        2.02%        2.22%        3.43%        2.90%
     Net investment income                             5.98/d        6.74%        8.39%        8.56%/c      9.61%
Portfolio turnover rate                               14.68%       110.68%      124.79%      199.64%      178.02%


a/ Based on average daily shares outstanding.
b/ Total return is not annualized for periods less than one year.
c/ Effective January 1,2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was follows:
------------------------------------------------------
Net investment income per share                         $ (.05)
Net realized an unrealized gain (losses) per share         .05
Ratio of net investment income to average net assets     (0.54)%
Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
d/ Annualized.




                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)

                                            Principal
                                             Amount/a               Value
-------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.8%
ARGENTINA 2.3%
Republic of Argentina, FRN,
  1.2340%, 8/03/12                         $ 120,000          $     79,650
                                                                ----------

BRAZIL 18.2%
Republic of Brazil-DCB,L,FRN
 2.1250%, 4/15/12                            155,295               131,224
Republic of Brazil,
FRN 2.1250%, 4/15/12                          51,765                43,592
 8.00%, 4/15/14                              410,470               377,761
 11.00%, 8/17/40                              70,000                66,019
                                                                ----------
                                                                   618,596
                                                                ----------
BULGARIA 3.4%
Republic of Bulgaria, 144A,
  8.25%, 1/15/15                             100,000               116,039
                                                                ----------
CHILE .2%
Republic of Chile, 7.125%, 1/11/12             5,000                 5,549
                                                                ----------

COLOMBIA 4.2%
Republic of Colombia,
 10.50%, 7/09/10                              34,000                36,580
 10.00%, 1/23/12                              21,000                21,709
 10.75%, 1/15/13                              60,000                64,245
 11.75%, 2/25/20                              18,000                19,777
                                                                ----------
                                                                   142,311
                                                                ----------

EURO COMMUNITY 1.5%
Bosnia & Herzegovina, Strip, 12/11/17        127,823    EUR         50,543
                                                                ----------



HUNGARY 2.8%
Government of Hungary, 8.50%, 10/12/05     20,700,000   HUF        97,046
                                                                ----------

INDONESIA 7.3%
Indonesia Recapital Bond,
 14.00%, 6/15/09                         892,000,000    IDR        103,596
 13.15%, 3/15/10                       1,035,000,000    IDR        115,581
 14.275%, 12/15/13                       254,000,000    IDR         30,560
                                                                ----------
                                                                   249,737
                                                                ----------

MALAYSIA 4.3%
Government of Malaysia, 7.50%, 7/15/11        71,000                80,407
Petronas Capital Ltd., 7.00%,5/22/12, 144A    60,000                65,364
                                                                ----------
                                                                   145,771
                                                                ----------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)

                                            Principal
                                             Amount/a               Value
-------------------------------------------------------------------------------
MEXICO 3.9%
United Mexican States,
  Reg S, 7.50%, 3/08/10                       30,000    EUR   $     40,584
  144A, 7.50%, 3/08/10                        40,000    EUR         54,112
  8.375%, 1/14/11                             13,000                14,726
  5.375%, 6/10/13                             20,000    EUR         23,700
                                                                 ---------
                                                                   133,122
                                                                 ---------
PANAMA 1.1%
Republic of Panama:
 8.875%, 9/30/27                              12,000                11,700
 9.375%, 4/01/29                              23,000                25,530
                                                                ----------
                                                                    37,230
                                                                 ---------

PERU 1.8%
Republic of Peru, FRN, 5.00%, 3/07/17         72,800                62,517
                                                                 ---------

PHILIPPINES 4.4%
Republic of Philippines,
 FRN, 2.4375%, 6/01/08                        27,111                25,146
Republic of Philippines,
 Reg S, 9.125%, 2/22/10                       30,000   EUR          37,535
Republic of Philippines,
 144A, 9.125%, 2/22/10                        10,000   EUR          12,565
 9.00%, 2/15/13                               42,000                41,555
 10.625%, 3/16/25                             31,000                32,279
                                                                 ----------
                                                                   149,080
                                                                 ----------

POLAND 1.4%
Republic of Poland, 8.50%, 11/12/06          170,000   PLN          46,944
                                                                 ---------

RUSSIA 10.8%
Russian Federation,
 Reg S, 12.75% 6/24/28                        40,000                58,300
Federation of Russia,
 Reg S, 5.00%, to 3/31/07,
  7.50% thereafter 3/31/30                   340,000               311,270
                                                                 ---------
                                                                   369,570
                                                                 ---------
SOUTH AFRICA 2.7%
Republic of South Africa,
 7.375%, 4/25/12                              62,000                67,475
 5.25%, 5/16/13                               10,000   EUR          11,833
 8.50%, 6/23/17                               10,000                11,405
                                                                 ---------
                                                                    90,713
                                                                 ---------
SOUTH KOREA 4.2%
Korea Development Bank, 4.25%, 11/13/07      100,000               100,021
Korea Treasury Bond, 4.75%, 3/12/08       50,000,000   KRW          44,280
                                                                 ---------
                                                                   144,301
                                                                 ---------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)

                                            Principal
                                             Amount/a               Value
-------------------------------------------------------------------------------
THAILAND 3.7%
Kingdom of Thailand,
 6.00%, 3/05/05                              900,000   THB    $     23,922
 8.50%, 10/14/05                           1 675,000   THB          44,616
Government of Thailand,
 8.00%, 12/08/06                           1,000,000   THB          27,900
Kingdom of Thailand,
 5.60%, 7/07/07                              600,000   THB          15,971
Government of Thailand
 4.125%, 2/12/08                             500,000   THB          12,703
 8.50%, 12/08/08                             100,000   THB           2,965
                                                                 ---------
                                                                   126,857
                                                                 ---------

UKRAINE 4.0%
Republic of Ukraine,
 senior note, Reg S, 10.00%, 3/15/07          67,201   EUR         87,647
 Reg S, 11.00%, 3/15/07                       44,241               47,902
                                                                 ---------
                                                                  135,549
                                                                 --------

UNITED STATES 3.1%
Pemex Project Funding Master Trust,
 144A, 2.82%, 6/15/10                         70,000               70,490
U.S. Treasury Note, 1.875%, 12/31/05          35,000               34,720
                                                                 ---------
                                                                  105,210
                                                                 --------

VENEZUELA 8.3%
Republic of Venezuela:
 FRN, 2.75% 12/18/07                          83,330                79,372
 10.75%, 9/19/13                             109,000               107,610
 9.25%, 9/15/27                              112,000                95,305
                                                                 ---------
                                                                   282,287
                                                                 ---------
VIETNAM 3.2%
Republic of Vietnam, 4.00%, 3/12/16          120,000               108,921
                                                                 ---------


TOTAL LONG TERM INVESTMENTS (COST $3,244,259)                    3,297,543
                                                                 ---------
SHORT TERM INVESTMENTS (COST $38,857) 1.2%
b/Franklin Institutional Fiduciary Trust
  Money Market Portfolio                      38,857                38,857
                                                             -------------

TOTAL INVESTMENTS (COST $3,283,116) 98.0%                        3,336,400

OTHER ASSETS, LESS LIABILITIES 2.0%                                 68,911
                                                              ------------
NET ASSETS 100.0%                                               $3,405,311
                                                              ============




CURRENCY ABBREVIATIONS:

EUR - Euro
HUF - Hungarian Forint
IDR - Indoenesian Rupiah
KRW - Korean Won
PLN - Polish Zolty
THB - Thai Bhat

a/ The principal amount is stated in U.S. dollars unless otherwise indicated. b/ See Note 7 regarding investments in affiliated Money Market Portfolio.


                       See Notes to Financial Statements

TEMPLETON INSTITUTIONAL FUNDS, INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

                                                               EMERGING FIXED
                                                              INCOME MARKETS
                                                                  SERIES
                                                              ----------------
Assets:
 Investments in securities:
   Cost - Unaffiliated Issuers                                 $ 3,244,259
   Cost - Sweep money fund (Note 7)                                 38,857
                                                               ============
   Value - Unaffiliated Issuers                                  3,297,543
   Value - Sweep money fund (Note 7)                                38,857
Cash                                                                13,824
Receivables:  Dividends and interest                                71,902
Other assets                                                            17
                                                                -----------
     Total assets                                                3,422,143
                                                                ===========
Liabilities:
 Payables: Other liablities                                          16,832
                                                                -----------
     Total liabilites                                               16,832
                                                                -----------
Net assets, at value                                            $3,405,311
                                                                ===========
Net assets consist of:
  Undistributed net investment income (loss)                    $   94,777
  Net unrealized appreciation (depreciation)                        52,548
  Accumulated net realized gain (loss)                              (3,936)
  Capital shares                                                 3,261,922
                                                               -------------
Net assets, at value                                            $3,405,311
                                                               =============
Shares outstanding                                                 337,042
Net asset value per share ($3,405,311/337,042
  shares outstanding)                                               $10.10
                                                                    ======





                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.

STATEMENT OF OPERATIONS
FOR SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                EMERGING FIXED
                                                INCOME MARKETS
                                                    SERIES
                                               ---------------
Investment Income:
  Dividends: Sweep money fund (Note 7)            $     169
  Interest                                          124,134
                                                  ----------
    Total investment income                         124,303
                                                  ----------
Expenses:
  Management fees (Note 3)                           11,962
  Administrative fees (Note 3)                        1,440
  Transfer agent fees (Note 3)                           40
  Custodian fees (Note 4)                               924
  Report to shareholders                              2,000
  Registration and filing fees                       13,000
  Professional fees                                   8,400
  Directors' fees and expenses                        1,400
  Other                                               2,000
                                                  ---------
    Total expenses                                   41,166
      Expense reductions (Note 4)                        (7)
      Expenses waived/paid by affiliate (Note 3)    (19,659)
                                                  ----------
          Net expenses                               21,500
                                                  ----------
             Net investment income (loss)           102,803
                                                  ----------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments                                      (2,611)
    Foreign currency transactions                     1,400
                                                   ---------
       Net realized gain (loss)                      (1,211)

  Net unrealized appreciation (depreciation) on:
    Investments                                    (154,713)
    Translation of assets and liabilities
     demominated in foreign currencies               (1,149)
                                                   ---------
       Net unrealized appreciation (depreciation)  (155,862)
                                                   ---------
Net realized and unrealized gain (loss)            (157,073)
                                                   ---------
Net increase (decrease) in net assets resulting
 from operations                                   $(54,270)
                                                   =========



                        See notes to financial statement.

TEMPLETON INSTITUTIONAL FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED) AND THE YEAR
ENDED DECEMBER 31, 2003.



                                                                     EMERGING FIXED INCOME MARKETS SERIES
                                                                          2004             2003
                                                                  ----------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                             $  102,803       $  212,681
     Net realized gain (loss) from investments and foriegn
       curency transactions                                                (1,211)         263,062
     Net unrealized appreciation (depreciation) on investments
       and translation of assets and liabilities denominated
       in foreign currencies                                             (155,862)         126,370
                                                                  ----------------------------------------
          Net increase (decrease) in net assets resulting from
           operations                                                     (54,270)         602,113

  Distributions to shareholders
     Net investment income                                                 (2,451)        (226,031)
     Net realized gain                                                    (11,582)              --
                                                                  ----------------------------------------
     Total distributions to shareholders                                  (14,033)              --
     Capital share transactions (Note 2)                                   14,033          226,031
                                                                  ----------------------------------------
          Net increase (decrease) in net assets                           (54,270)         602,113

Net assets:
  Beginning of period                                                   3,459,581         2,857,468
                                                                  ----------------------------------------
  End of period                                                        $3,405,311        $3,459,581
                                                                  ========================================
Undistributed net investment income (loss) included in
net assets:
  End of period                                                        $   94,777        $   (5,575)
                                                                  ========================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Fixed Income Markets Series (the Fund) is a separate, non-diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return consisting of current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in fixed income securities of companies, governments, and government agencies located in "emerging market countries". The following summarizes the Fund's significant accounting policies

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. Short - term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Directors.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Foreign Currency Contracts (cont.)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the period.

h. Guarantees and Indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


2. CAPITAL STOCK

At June 30, 2004, there were 1.14 billion shares authorized ($0.01 par value) for the Company, of which 140 million were designated as Fund shares. Transactions in the Fund's shares were as follows:


                                                                  Year Ended
                                                            2004             2003
                                                 ------------------------------- ----------
                                                   Shares   Amount     Shares    Amount
                                                 ------------------------------------------

Shares sold                                          -     $   -          -      $    -
Shares issued on reinvestment of distributions    1,342     14,033     22,271     226,031
Shares redeemed                                      -         -          -           -
                                                 ------------------------------------------
Net increase (decrease)                           1,342    $14,033     22,271    $226,031
                                                 ==========================================

Templeton Global Investors, Inc., a subsidiary of Franklin Resources, Inc., (an affiliate of the Fund's investment manager), is the record owner of 100% of the Fund shares as of June 30, 2004.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and directors of the following entities:

ENTITY                                                       AFFILIATION
-------------------------------------------------------------------------------
Templeton Investment Counsel LLC (TIC)                   Investment manager
Franklin Templeton Services, LLC (FT Services)           Administrative manager
Franklin Templeton Distributors (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC
 (Investor services)                                     Transfer agent

The Fund pays an investment management fee to TIC based on the Fund's average daily net assets as follows:

ANNUALIZED FEE RATE         NET ASSETS
-------------------------------------------------------------------------------
0.70%                       First $1 billion
0.68%                       Over $1 billion, up to and including $5 billion
0.66%                       Over $5 billion, up to and including $10 billion
0.64%                       Over $10 billion, up to and including $15 billion
0.62%                       Over $15 billion, up to and including $20 billion
0.60%                       Over $20 billion

Prior to May 1, 2004, the Fund paid an investment management fee to TIC of .70% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within the Company as follows:

ANNUALIZED FEE RATE      NET ASSETS
-------------------------------------------------------------------------------
0.150%                   First $200 million
0.135%                   Over $200 million, up to and including $700 million
0.100%                   Over $700 million, up to and including $1.2 billion
0.075%                   Over $1.2 billion

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The investment manager and administrator have agreed in advance to voluntarily waive a portion of management fees and assume payment of other expenses through April 30, 2005, as noted in the Statement of Operations. Total expenses waived by the investment manager and administrator are not subject to reimbursement by the Fund.

The Fund paid transfer agent fees of $40.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5.  INCOME TAXES

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                    Cost of investments                   $ 3,301,097
                                                      ------------------
                    Unrealized appreciation               $    93,083
                    Unrealized depreciation                   (57,780)
                                                      ------------------
                    Net unrealized appreciation           $      35,303
                                                      ------------------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $642,119 and $492,558, respectively.

7. CREDIT RISK, DEFAULTED SECURITIES

The Fund has 70.1% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


9. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund's investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which an affiliate of the Fund's investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund's investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund's investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund's investment manager and the Fund's principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund's principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. REGULATORY MATTERS (cont.)

OTHER LEGAL PROCEEDINGS
The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

FOREIGN SMALLER COMPANIES SERIES


                                                  SEMIANNUAL REPORT | 06 30 2004
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

                                             TEMPLETON INSTITUTIONAL FUNDS, INC.

--------------------------------------------------------------------------------


                                             Foreign Smaller Companies Series





                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                  INSTITUTIONAL
                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents



SEMIANNUAL REPORT
--------------------------------------------------------------------------------

 TIFI Foreign Smaller Companies Series  ............................  2

 Performance Summary ...............................................  6

 Financial Highlights and Statement of Investments .................  8

 Financial Statements .............................................. 13

 Notes to Financial Statements ..................................... 16

 Proxy Voting Policies and Procedures............................... 23


--------------------------------------------------------------------------------
  STATEMENT ON CURRENT
  INDUSTRY ISSUES
--------------------------------------------------------------------------------
  In our efforts to fulfill our ongoing commitment to provide you with timely and accurate information, we have prepared a statement on current industry issues as they pertain to Franklin Resources, Inc., and our subsidiary companies (Franklin Templeton Investments). You can find the most updated "Statement on Current Industry Issues" and a detailed Q&A at franklintempleton.com, or call us at 1-800/632-2301.


              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

                                                           Semiannual Report | 1

Semiannual Report

TIFI Foreign Smaller Companies Series

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST CURRENT PERFORMANCE, PLEASE CALL 1-800/321-8563.
--------------------------------------------------------------------------------


This is the Templeton Institutional Funds, Inc. (TIFI) Foreign Smaller Companies Series (the "Fund") semiannual report for the six months ended June 30, 2004.


PERFORMANCE OVERVIEW

The Fund posted a 6.04% cumulative total return for the six-month period ended June 30, 2004. The Fund underperformed its benchmark, the S&P/Citigroup Global ex-U.S. <$2 Billion Index1, which returned 9.61% during the same period.


ECONOMIC AND MARKET OVERVIEW

During the period under review, international equity markets performed poorly with most major indexes in negative territory for much of the first half before recovering at the end of the period. In January, markets performed relatively strongly, gaining momentum from positive earnings announcements. Despite this upbeat earnings news, investors soon began to focus on the imminent fear of inflation in both the United States and China. The actions of the U.S. Federal Reserve and Chinese central authorities came under close scrutiny as these economies, directly or indirectly, have been the major drivers of incremental global growth recently. Increased consumption in China and concerns about terrorism in Saudi Arabia, which resulted in the rise of oil prices to over $40 per barrel--the highest level in 13 years--also added to investors' concerns during the period. Sustained high oil prices could potentially add to production costs for businesses and cause consumers to reduce spending. The period ended with the markets recovering most of their losses as a result of positive company-specific earnings announcements.



1. Source: Standard & Poor's Micropal. The S&P/Citigroup Global ex-U.S. <$2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of global developed and emerging market equity securities, excluding the United States, with market capitalizations less than $2 billion.




2 |  Semiannual Report

INVESTMENT STRATEGY

We take a long-term, value-oriented approach to investing. We focus our analysis primarily at the company level; we seek to identify when a company's value on the stock exchange is substantially below our estimate of the company's underlying worth. Our analysts determine the intrinsic value of a company first by understanding the company and the industry in which it operates, and then by forecasting long-term earnings and cash flow potential. We are patient investors; our typical holding period is four to five years. In looking for opportunities, we put less emphasis on the current situation and more on what could materialize over the long term. Hence, the greatest opportunities are often in companies that are out of favor--they may be undergoing a restructuring, the business cycle may have turned against them, or they may have been oversold due to temporary difficulties which our analysis indicates have been over-discounted by the market.


MANAGER'S DISCUSSION

During the period under review, the Fund benefited from the strong performance of several stocks. Tokyo Individualized Educational Institute, Inc., the leading provider of private education in the Japanese market, is one example. The company is unique in that it targets below-average students, a market that is often ignored in Japan as most education-related companies seek to attract only the brighter students. In the past, a shortage of managers constrained the company's growth. Now, as a result of a highly successful management-training program, Tokyo Individualized Educational Institute plans to expand its operations by opening more schools. Also, a new bonus scheme to reward management for increasing profits was recently implemented and management's goals are now more aligned with those of the company's shareholders. As a result of these initiatives and a stronger Japanese economy, shares performed strongly during the period.



GEOGRAPHIC DISTRIBUTION ON 6/30/04
EQUITY ASSETS AS A PERCENTAGE OF
TOTAL NET ASSETS

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Europe ............................  40.5%
Asia ..............................  28.8%
Nortn American ....................  10.2%
Australia & New Zealand ...........   8.1%
Latin America .....................   1.8%
Middle East/Africa ................   0.8%
Short-term Investments &
Other Net Assets ..................   9.8%


SECTOR DIVERSIFICATION ON 6/30/04
EQUITY ASSETS AS A PERCENTAGE OF
TOTAL NET ASSETS

--------------------------------------
  Industrials                   26.7%
--------------------------------------
  Consumer Discretionary        21.7%
--------------------------------------
  Financials                    10.9%
--------------------------------------
  Information Technology         6.9%
--------------------------------------
  Consumer Staples               6.7%
--------------------------------------
  Health Care                    5.3%
--------------------------------------
  Energy                         4.9%
--------------------------------------
  Materials                      4.6%
--------------------------------------
  Utilities                      1.4%
--------------------------------------
  Telecommunications Services    1.1%
--------------------------------------
  Short-Term Investments &
  Other Net Assets               9.8%
--------------------------------------


                                                           Semiannual Report | 3

Also benefiting from the improving Japanese economy was our holding in Japan Airport Terminal Co. Ltd. Japan Airport Terminal constructs, manages, and maintains passenger terminals and airport facilities at Haneda and Narita airports. The company operates parking lots, souvenir shops, duty-free stores, restaurants, and in-flight meal services. Shares performed well during the period as the Japanese economy appeared to be recovering from a decade-long recession.

The Fund was also rewarded for its holdings of Giordano International Ltd., a Hong Kong-based retailer of casual apparel. The company has outlets in Taiwan, Hong Kong, China, Korea, Malaysia, Singapore, Thailand, the Philippines, and Australia. The company's share price appreciated as the company had previously cut costs to a bare minimum in order to mitigate the damages of the SARS outbreak. The company was therefore well positioned to benefit from its positive operating leverage as same store sales improved.

On the downside, some of our holdings did not perform well during the period. One example that detracted from performance is Dae Duck Electronics Co. Ltd., South Korea's third largest printed circuit board (PCB) manufacturer. While the company is a leading PCB maker in terms of scale, specialty technology, and its strong financial position, the shares declined during the period as a result of the fears of higher oil prices, a hard landing in China, and the assumption that higher U.S. interest rates would weaken demand for products such as headsets, televisions, and electronics. Demand concerns for the company's products also resulted from developments at a few of its most well known buyers as Nokia announced a decision to cut prices and Nortel restated its financial statements. We continued to hold shares in the company because we believed that the Nokia and Nortel fears were overstated, long-term positive handset trends remained intact, and valuation was near trough levels on several metrics.


10 LARGEST EQUITY POSITIONS
ON 6/30/04
PERCENTAGE OF TOTAL NET ASSETS

------------------------------------------
  Vestas Wind Systems A/S,
  Common & Restricted                2.1%
------------------------------------------
  Amer Group Ltd., A                 2.0%
------------------------------------------
  Iluka Resources Ltd.               1.8%
------------------------------------------
  Sol Melia S.A.                     1.5%
------------------------------------------
  Barco NV                           1.5%
------------------------------------------
  Vedior NV                          1.5%
------------------------------------------
  Japan Airport Terminal Co., Ltd.   1.4%
------------------------------------------
  OPG Groep NV                       1.4%
------------------------------------------
  Geest PLC                          1.4%
------------------------------------------
  Bodycote International PLC,
  Common & Restricted                1.4%
------------------------------------------



THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS
(SOI). THE SOI BEGINS ON PAGE 9.


FUND ASSET ALLOCATION ON 6/30/04

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

Equity ................... 90.2%

Short-Term Investments &
Other Net Assets .........  9.8%





4 |  Semiannual Report

We thank you for your continued participation in the Fund and look forward to serving your investment needs.

Sincerely,

[PHOTO OMITTED]

/S/Cindy L. Sweeting

Cindy L. Sweeting


[PHOTO OMITTED]

/S/Simon Rudolph

Simon Rudolph


[PHOTO OMITTED]

/S/Tucker Scott

Tucker Scott

Portfolio Management Team
TIFI Foreign Smaller Companies Series




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 5

Performance Summary as of 6/30/04

TOTAL RETURNS
As of 6/30/04

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gains distributions, if any, and any unrealized gains or losses on the sale of the Fund's shares. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

-------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE      CUMULATIVE
                                                                                   ANNUAL         SINCE
                                                  SIX-MONTH        ONE YEAR        SINCE       INCEPTION 1,2
                                               CUMULATIVE 1,2   CUMULATIVE 1,2  INCEPTION 1,3   (10/21/02)
-------------------------------------------------------------------------------------------------------------
   TIFI Foreign Smaller Companies Series            6.04%          40.45%         32.96%        61.94%
-------------------------------------------------------------------------------------------------------------
   S&P/Citigroup Global ex-U.S.
   <$2 Billion Index4                               9.61%          45.72%         41.78%        80.52%
-------------------------------------------------------------------------------------------------------------


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MORE CURRENT PERFORMANCE, PLEASE CALL 1-800/321-8563.



TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $5,000,000 INVESTMENT

(10/21/02-6/30/04)
Millions


[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

          TIFI Foreign Smaller        S&P/Citigroup Global
          Companies Series            ex US < 2 Billion
OCT-02    $5,060,000                  $5,013,122
NOV-02    $5,160,000                  $5,196,100
DEC-02    $5,050,000                  $5,172,718
JAN-03    $4,895,000                  $5,176,856
FEB-03    $4,730,000                  $5,121,464
MAR-03    $4,750,000                  $5,058,470
APR-03    $5,110,000                  $5,426,726
MAY-03    $5,535,000                  $5,892,665
JUN-03    $5,765,000                  $6,193,780
JUL-03    $6,090,000                  $6,429,330
AUG-03    $6,435,000                  $6,830,841
SEP-03    $6,585,000                  $7,175,799
OCT-03    $7,060,000                  $7,702,503
NOV-03    $7,155,000                  $7,737,934
DEC-03    $7,636,010                  $8,234,709
JAN-04    $7,901,255                  $8,555,863
FEB-04    $8,120,593                  $8,866,441
MAR-04    $8,019,733                  $9,210,459
APR-04    $7,834,306                  $8,830,067
MAY-04    $7,849,758                  $8,702,914
JUN-04    $8,096,995                  $9,025,792




6 |  Semiannual Report

ENDNOTES


THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

2. Cumulative total return shows the change in value of an investment over the indicated periods. It assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period, and the deduction of all applicable charges and fees.

3. Average annual total return represents the change in value of an investment over the indicated periods.

4. Source: Standard & Poor's Micropal. The S&P/Citigroup Global ex-U.S. <$2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of global developed and emerging market equity securities, excluding the United States, with market capitalizations less than $2 billion.



                                                           Semiannual Report | 7

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS


FOREIGN SMALLER COMPANIES SERIES

                                                                   --------------------------------------
                                                                   SIX MONTHS ENDED        YEAR ENDED
                                                                     JUNE 30, 2004         DECEMBER 31,
                                                                      (UNAUDITED)      2003        2002 C
                                                                   --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................            $14.97      $10.10      $10.00
                                                                   --------------------------------------

Income from investment operations:

 Net investment income (loss) a .............................               .18         .17        (.01)

 Net realized and unrealized gains (losses) .................               .73        4.99         .11
                                                                   --------------------------------------
Total from investment operations ............................               .91        5.16         .10
                                                                   --------------------------------------

Less distributions from:

 Net Investment income ......................................              (.02)       (.13)         --

 Net realized gains .........................................              (.14)       (.16)         --
                                                                   --------------------------------------
Total distributions .........................................              (.16)       (.29)         --
                                                                   --------------------------------------
Net asset value, end of period ..............................            $15.72      $14.97      $10.10
                                                                   --------------------------------------

Total return b ..............................................             6.04%      51.21%       1.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................           $41,879     $33,583      $6,195

Ratios to average net assets:

 Expenses ...................................................              .95%d       .95%        .95%d

 Expenses, excluding waiver and payments by affiliate .......             1.21%d      1.58%       7.71%d

 Net investment income ......................................             2.31%d      1.40%      (.55)%d

Portfolio turnover rate .....................................             4.43%      12.58%          --




a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period October 21, 2002 (inception date) to December 31, 2002. d Annualized.





8 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)



---------------------------------------------------------------------------------------------------------------------------
   FOREIGN SMALLER COMPANIES SERIES                                INDUSTRY                       SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 88.6%
   AUSTRALIA 7.4%
   APN News & Media Ltd. ..........................                  Media                         118,510     $   348,379
   APN News & Media Ltd., 144A ....................                  Media                          19,600          57,617
   Billabong International Ltd. ...................     Textiles Apparel & Luxury Goods             48,260         277,685
   Iluka Resources Ltd. ...........................             Metals & Mining                    245,130         771,826
   John Fairfax Holdings Ltd. .....................                  Media                         222,990         579,401
   Mayne Group Ltd. ...............................    Health Care Providers & Services            108,480         257,685
   Promina Group Ltd. .............................                Insurance                       151,700         422,698
a  Sons of Gwalia Ltd. ............................             Metals & Mining                    209,840         403,443
                                                                                                               ------------
                                                                                                                 3,118,734
                                                                                                               ------------

   BELGIUM 1.5%
   Barco NV .......................................   Electronic Equipment & Instruments             6,910         622,962
                                                                                                               ------------

   BERMUDA .4%
   Axis Capital Holdings Ltd. .....................                Insurance                         6,080         170,240
                                                                                                               ------------

   CANADA 9.8%
   CAE Inc. .......................................           Aerospace & Defense                   89,620         403,064
a  GSI Lumonics Inc. ..............................   Electronic Equipment & Instruments            25,690         433,995
   Laurentian Bank of Canada ......................            Commercial Banks                     21,270         445,627
   Legacy Hotels ..................................               Real Estate                       82,950         435,553
   Linamar Corp. ..................................             Auto Components                     48,140         460,306
   North West Company Fund ........................     Diversified Financial Services              24,490         464,319
a  Precision Drilling Corp. .......................       Energy Equipment & Services                5,040         239,567
   Quebecor World Inc. ............................     Commercial Services & Supplies              22,790         499,740
   Sobeys Inc. ....................................        Food & Staples Retailing                  8,260         179,708
   Torstar Corp., B ...............................                  Media                          15,820         318,347
   Transcontinental Inc., B .......................     Commercial Services & Supplies              11,590         227,780
                                                                                                               ------------
                                                                                                                 4,108,006
                                                                                                               ------------

   CHINA 2.5%
   China Pharmaceutical Enterprise &
    Investment Corp. Ltd. .........................             Pharmaceuticals                    826,000         227,685
a  China Resources Power Co. Ltd. .................           Electric Utilities                   940,000         530,270
   Weiqiao Textile Co. ............................     Textiles Apparel & Luxury Goods            112,500         165,149
   Weiqiao Textile Co., 144A ......................     Textiles Apparel & Luxury Goods             82,000         120,375
                                                                                                               ------------
                                                                                                                 1,043,479
                                                                                                               ------------

   DENMARK 2.8%
   ISS A/S ........................................     Commercial Services & Supplies               6,500         321,316
a  Vestas Wind Systems A/S ........................          Electrical Equipment                   44,220         649,629
a  Vestas Wind Systems A/S, 144A ..................          Electrical Equipment                   14,740         216,543
                                                                                                               ------------
                                                                                                                 1,187,488
                                                                                                               ------------

   FINLAND 4.3%
   Amer Group Ltd., A .............................      Leisure Equipment & Products               16,460         857,114
   KCI Konecranes International PLC ...............                Machinery                         4,700         174,407
   Metso OYJ ......................................                Machinery                        35,320         446,909
   Orion OYJ ......................................             Pharmaceuticals                     13,170         338,091
                                                                                                               ------------
                                                                                                                 1,816,521
                                                                                                               ------------



                                                           Semiannual Report | 9

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   FOREIGN SMALLER COMPANIES SERIES                                INDUSTRY                       SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FRANCE .2%
   Galeries Lafayette SA ..........................            Multiline Retail                        440     $    86,616
                                                                                                               ------------

   GERMANY 1.4%
   Celesio AG .....................................    Health Care Providers & Services              4,710         280,790
   Jenoptik AG ....................................Semiconductors & Semiconductor Equipment         30,010         323,128
                                                                                                               ------------
                                                                                                                   603,918
                                                                                                               ------------

   HONG KONG 10.9%
   Asia Satellite Telecommunications
    Holdings Ltd. ................................. Diversified Telecommunication Services         112,000         195,287
   ASM Pacific Technology Ltd. ....................Semiconductors & Semiconductor Equipment         62,000         232,506
   Dah Sing Financial Holdings Ltd. ...............            Commercial Banks                     62,400         368,009
   Fountain Set Holdings Ltd. .....................     Textiles Apparel & Luxury Goods            512,000         341,342
   Giordano International Ltd. ....................            Specialty Retail                    918,000         579,649
   Hang Lung Group Ltd. ...........................               Real Estate                       58,000          78,079
   Hopewell Holdings Ltd. .........................      Transportation Infrastructure             173,000         348,227
   Lerado Group Holdings Co. Ltd. .................           Household Durables                 1,607,186         284,356
   Li & Fung Ltd. .................................              Distributors                      130,000         190,005
   Moulin International Holdings Ltd. .............            Personal Products                   486,000         297,527
   Ngai Lik Industrial Holding Ltd. ...............           Household Durables                   828,000         318,470
   Techtronic Industries Co. Ltd. .................           Household Durables                   308,000         491,628
   Texwinca Holdings Ltd. .........................     Textiles Apparel & Luxury Goods            323,000         254,680
   Wing Hang Bank Ltd. ............................            Commercial Banks                     48,000         284,930
   Wing Lung Bank Ltd. ............................            Commercial Banks                     42,400         290,828
                                                                                                               ------------
                                                                                                                 4,555,523
                                                                                                               ------------

   INDIA 1.4%
   Satyam Computers Services Ltd. .................               IT Services                       32,373         215,081
   Tata Engineering & Locomotive Co. Ltd., GDR ....               Automobiles                       44,680         375,759
                                                                                                               ------------
                                                                                                                   590,840
                                                                                                               ------------

   INDONESIA .6%
   PT Indosat (Persero) TBK ....................... Diversified Telecommunication Services         562,500         240,794
                                                                                                               ------------

   ISRAEL .8%
a  Orbotech Ltd. ..................................   Electronic Equipment & Instruments            17,070         347,375
                                                                                                               ------------

   ITALY .5%
   Banca Popolare di Verona e SCRL ................            Commercial Banks                     13,050         224,187
                                                                                                               ------------

   JAPAN 6.3%
   Japan Airport Terminal Co. Ltd. ................      Transportation Infrastructure              57,000         605,966
   Kikkoman Corp. .................................              Food Products                      30,000         257,343
   Meitec Corp. ...................................     Commercial Services & Supplies              13,300         526,564
   Ono Pharmaceutical Co. Ltd. ....................             Pharmaceuticals                      5,000         235,073
   Sangetsu Co. Ltd. ..............................           Household Durables                    13,300         339,463
   Sohgo Security Services Co. Ltd. ...............     Commercial Services & Supplies              26,100         341,573
   Tokyo Individualized Educational Institute Inc.      Commercial Services & Supplies              25,440         341,796
                                                                                                               ------------
                                                                                                                 2,647,778
                                                                                                               ------------




10 |  Semiannual Report

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   FOREIGN SMALLER COMPANIES SERIES                                INDUSTRY                       SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   LUXEMBOURG .9%
a  Thiel Logistik AG ..............................               IT Services                       58,960     $   359,385
                                                                                                               ------------

   MEXICO 1.4%
   Grupo Aeroportuario del Sureste
    SA de CV, ADR .................................      Transportation Infrastructure              16,750         309,875
   Grupo Continental SA ...........................                Beverages                       164,070         256,070
                                                                                                               ------------
                                                                                                                   565,945
                                                                                                               ------------

   NETHERLANDS 7.4%
   Aalberts Industries NV .........................                Machinery                        15,667         468,906
   Arcadis NV .....................................       Construction & Engineering                17,400         238,371
   Draka Holding NV ...............................          Electrical Equipment                   22,450         424,729
   IHC Caland NV ..................................       Energy Equipment & Services                6,480         301,401
   Imtech NV ......................................       Construction & Engineering                15,780         431,971
   OPG Groep NV ...................................    Health Care Providers & Services             11,280         604,121
   Vedior NV ......................................     Commercial Services & Supplies              41,850         609,983
                                                                                                               ------------
                                                                                                                 3,079,482
                                                                                                               ------------

   NEW ZEALAND .7%
   Fisher & Paykel Healthcare Corp. Ltd. ..........    Health Care Equipment & Supplies             33,560         281,322
                                                                                                               ------------

   NORWAY 1.3%
   Prosafe ASA ....................................       Energy Equipment & Services               23,450         531,148
                                                                                                               ------------

   SINGAPORE 2.0%
   OSIM International Ltd. ........................            Personal Products                   573,800         353,118
   Want Want Holdings Ltd. ........................              Food Products                     447,000         491,700
                                                                                                               ------------
                                                                                                                   844,818
                                                                                                               ------------

   SOUTH KOREA 3.2%
   Bank of Pusan ..................................            Commercial Banks                     69,690         385,994
   Dae Duck Electronics Co. Ltd. ..................   Electronic Equipment & Instruments            42,770         334,609
   Daegu Bank Co. Ltd. ............................            Commercial Banks                     47,400         253,511
   Halla Climate Control Co. Ltd. .................             Auto Components                     43,060         359,982
                                                                                                               ------------
                                                                                                                 1,334,096
                                                                                                               ------------

   SPAIN 2.7%
   Actividades de Construcciones y
    Servicios SA ..................................       Construction & Engineering                 6,540         110,203
   Sol Melia SA ...................................      Hotels Restaurants & Leisure               71,510         642,949
   Transportes Azkar SA ...........................         Air Freight & Logistics                 53,930         387,121
                                                                                                               ------------
                                                                                                                 1,140,273
                                                                                                               ------------

   SWEDEN 2.1%
   D. Carnegie & Co. AB ...........................             Capital Markets                     40,010         379,760
   Observer AB ....................................                  Media                         134,380         503,059
                                                                                                               ------------
                                                                                                                   882,819
                                                                                                               ------------




                                                          Semiannual Report | 11

Templeton Institutional Funds, Inc.

---------------------------------------------------------------------------------------------------------------------------
   FOREIGN SMALLER COMPANIES SERIES                                INDUSTRY                       SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SWITZERLAND 4.1%
   Gurit Heberlein AG, Br. ........................                Chemicals                           610     $   545,026
   Kuoni Reisen Holding AG, B .....................      Hotels Restaurants & Leisure                  170          73,163
   Lindt & Spruengli Chocolate Works Ltd. .........              Food Products                         380         398,994
   SIG Holding AG .................................                Machinery                         1,810         327,343
   Vontobel Holding AG ............................             Capital Markets                     18,390         369,298
                                                                                                               ------------
                                                                                                                 1,713,824
                                                                                                               ------------

   TAIWAN .6%
a  Taiwan Fu Hsing ................................           Household Durables                   276,000         254,340
                                                                                                               ------------

   THAILAND 1.3%
   PTT Public Co. Ltd., fgn. ......................                Oil & Gas                       146,100         550,309
                                                                                                               ------------

   UNITED KINGDOM 10.1%
   Avis Europe PLC ................................               Road & Rail                      252,730         476,659
   Bodycote International PLC .....................                Machinery                       168,030         479,938
   Bodycote International PLC, 144A ...............                Machinery                        35,200         100,540
   Brambles Industries PLC ........................     Commercial Services & Supplies             106,520         411,460
   Burberry Group PLC .............................     Textiles Apparel & Luxury Goods             43,250         320,598
   Geest PLC ......................................              Food Products                      56,730         586,415
   Homeserve ......................................     Commercial Services & Supplies              31,516         382,648
   John Wood Group ................................       Energy Equipment & Services              187,050         440,132
   Kidde PLC ......................................          Electrical Equipment                  247,930         537,297
   Novar PLC ......................................            Building Products                   166,862         369,934
   Sth Staffs Group ...............................             Water Utilities                      7,884         103,658
                                                                                                               ------------
                                                                                                                 4,209,279
                                                                                                               ------------
  TOTAL COMMON STOCKS (COST $27,680,016) ..........                                                             37,111,501
                                                                                                               ------------

   PREFERRED STOCKS 1.6%
   Aracruz Celulose SA, ADR, pfd. .................         Paper & Forest Products                  6,180         201,839
   Hugo Boss AG, pfd. .............................     Textiles Apparel & Luxury Goods             21,120         475,369
                                                                                                               ------------

  TOTAL PREFERRED STOCKS (COST $406,235) ..........                                                                677,208
                                                                                                               ------------

                                                                                           --------------------
                                                                                             PRINCIPAL AMOUNT
                                                                                           --------------------
   SHORT TERM INVESTMENTS (COST $3,522,529) 8.4%
   UNITED STATES
   U.S. Treasury Bills, 0.922% to 1.274%, with
    maturities to 9/23/04 .........................                                            $ 3,527,000       3,522,028
                                                                                                               ------------

  TOTAL INVESTMENTS (COST $31,608,780) 98.6% ......                                                             41,310,737
  OTHER ASSETS, LESS LIABILITIES 1.4% .............                                                                568,518
                                                                                                               ------------

  NET ASSETS 100.0% ...............................                                                            $41,879,255
                                                                                                               ------------



a Non-income producing.


12 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (unaudited)



                                                                                     ----------------
                                                                                     FOREIGN SMALLER
                                                                                     COMPANIES SERIES
                                                                                     ----------------
Assets:
 Investments in securities:
  Cost.........................................................................         $31,608,780
                                                                                        ------------
  Value........................................................................          41,310,737
 Cash..........................................................................               1,418
 Foreign currency, at value (cost $14,077).....................................              15,463
 Receivables:
  Investment securities sold...................................................             565,847
  Capital shares sold..........................................................               4,700
  Dividends and interest.......................................................              77,862
                                                                                        ------------
      Total assets.............................................................          41,976,027
                                                                                        ------------
Liabilities:
 Payables:
  Investment securities purchased..............................................              17,369
  Capital shares redeemed......................................................              32,000
  Affiliates...................................................................              21,668
 Other liabilities.............................................................              25,735
                                                                                        ------------
      Total liabilities........................................................              96,772
                                                                                        ------------
Net assets, at value...........................................................         $41,879,255
                                                                                        ------------
Net assets consist of:
 Undistributed net investment income...........................................         $   424,109
 Net unrealized appreciation (depreciation)....................................           9,704,760
 Accumulated net realized gain (loss)..........................................           1,252,712
 Capital shares................................................................          30,497,674
                                                                                        ------------
Net assets, at value...........................................................         $41,879,255
                                                                                        ------------
Shares outstanding.............................................................           2,664,622
                                                                                        ------------
Net asset value per share......................................................              $15.72
                                                                                        ------------



                     Semiannual Report | See notes to financial statements. | 13

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2004 (unaudited)


                                                                                     ----------------
                                                                                     FOREIGN SMALLER
                                                                                     COMPANIES SERIES
                                                                                     ----------------
Investment Income:
 (net of foreign taxes of $68,179)
 Dividends....................................................................          $  600,470
 Interest.....................................................................              17,847
                                                                                     ----------------
      Total investment income.................................................             618,317
                                                                                     ----------------
Expenses:
 Management fees (Note 3).....................................................             142,162
 Administrative fees (Note 3).................................................              37,909
 Transfer agent fees (Note 3).................................................               5,900
 Custodian fees (Note 4)......................................................               8,800
 Reports to shareholders......................................................              14,700
 Registration and filing fees.................................................               7,400
 Professional fees............................................................               8,500
 Directors' fees and expenses.................................................               2,400
 Other........................................................................               1,300
                                                                                     ----------------
      Total expenses..........................................................             229,071
                                                                                     ----------------
        Expenses waived/paid by affiliate (Note 3)............................             (45,339)
        Expense reductions (Note 4)...........................................              (3,626)
                                                                                     ----------------
          Net expenses........................................................             180,106
                                                                                     ----------------
            Net investment income.............................................             438,211
                                                                                     ----------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments.................................................................           1,239,285
  Foreign currency transactions...............................................              13,687
                                                                                     ----------------
      Net realized gain (loss)................................................           1,252,972
 Net unrealized appreciation (depreciation) on:
  Investments ................................................................             443,817
  Translation of assets and liabilities denominated in foreign currencies.....               3,471
  Deferred taxes (1f).........................................................               6,208
                                                                                     ----------------
      Net unrealized appreciation (depreciation)..............................             453,496
                                                                                     ----------------
Net realized and unrealized gain (loss).......................................           1,706,468
                                                                                     ----------------
Net increase (decrease) in net assets resulting from operations...............          $2,144,679
                                                                                     ----------------



14 | See notes to financial statements. | Semiannual Report

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003

                                                                                         ------------------------------------
                                                                                          FOREIGN SMALLER COMPANIES SERIES
                                                                                         ------------------------------------
                                                                                         SIX MONTHS ENDED       YEAR ENDED
                                                                                          JUNE 30, 2004     DECEMBER 31, 2003
                                                                                         ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................         $   438,211         $   277,742
  Net realized gain (loss) from investments and foreign currency transactions ....           1,252,972             676,438
  Net unrealized appreciation (depreciation) on investments, translation of assets
   and liabilities denominated in foreign currencies, and deferred taxes .........             453,496           9,256,404
                                                                                         ------------------------------------
     Net increase (decrease) in net assets resulting from operations .............           2,144,679          10,210,584
 Distributions to shareholders from:
  Net investment income ..........................................................             (43,169)           (271,177)
  Net realized gains .............................................................            (334,926)           (354,366)
                                                                                         ------------------------------------
Total distributions to shareholders ..............................................            (378,095)           (625,543)
Capital share transactions (Note 2) ..............................................           6,529,955          17,802,794
                                                                                         ------------------------------------
     Net increase (decrease) in net assets .......................................           8,296,539          27,387,835
Net assets:
 Beginning of period .............................................................          33,582,716           6,194,881
                                                                                         ------------------------------------
 End of period ...................................................................         $41,879,255         $33,582,716
                                                                                         ------------------------------------
Undistributed net investment income included in net assets:
 End of period ...................................................................         $   424,109         $    29,067
                                                                                         ------------------------------------




                     Semiannual Report | See notes to financial statements. | 15

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


FOREIGN SMALLER COMPANIES SERIES


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Foreign Smaller Companies Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal conditions, the Fund invests at least 80% of its net assets in the equity securities of smaller companies located outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Short-term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.






16 |  Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

F. DEFERRED TAXES

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.





                                                          Semiannual Report | 17

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the period.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

At June 30, 2004, there were 1.14 billion shares authorized ($0.01 par value) for the Company, of which 60 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                    ----------------------------------------------------------------
                                         SIX MONTHS ENDED                     YEAR ENDED
                                           JUNE 30, 2004                   DECEMBER 31, 2003
                                    ----------------------------------------------------------------
                                      SHARES          AMOUNT           SHARES           AMOUNT
                                    ----------------------------------------------------------------
 Shares sold .....................    431,127        $6,687,935       1,664,949        $18,209,070
 Shares issued in reinvestment
  of distributions ...............     19,982           318,520          36,517            524,024
 Shares redeemed .................    (30,275)         (476,500)        (70,813)          (930,300)
                                    ----------------------------------------------------------------
 Net increase (decrease) .........    420,834        $6,529,955       1,630,653        $17,802,794
                                    ----------------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers or directors of the following entities:

---------------------------------------------------------------------------------------
  ENTITY                                                         AFFILIATION
---------------------------------------------------------------------------------------
  Templeton Investment Counsel, LLC (TIC)                        Investment manager
  Franklin Templeton Services, LLC (FT Services)                 Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent







18 |  Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES


3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

The fund pays an investment management fee to TIC based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------
        0.750%          First $1 billion
        0.730%          Over $1 billion, up to and including $5 billion
        0.710%          Over $5 billion, up to and including $10 billion
        0.690%          Over $10 billion, up to and including $15 billion
        0.670%          Over $15 billion, up to and including $20 billion
        0.650%          Over $20 billion

Prior to May 1, 2004, the Fund paid an investment management fee to TIC of .75% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The investment manager and administrator agreed in advance to voluntarily waive management fees and assume payment of other expenses as noted in the Statement of Operations. Total expenses waived by the investment manager and administrator are not subject to reimbursement by the Fund.

The Fund paid transfer agent fees of $5,900, of which $3,711 was paid to Investor services.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments .............................  $31,610,115
                                                   ------------
Unrealized appreciation .........................  $ 9,864,163
Unrealized depreciation .........................     (163,541)
                                                   ------------
Net unrealized appreciation (depreciation) ......  $ 9,700,622
                                                   ------------






                                                          Semiannual Report | 19

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES


5. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $8,509,712 and $2,708,747, respectively.


7. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund's investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which an affiliate of the Fund's investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund's investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund's investment manager to, among other things, enhance and periodically review compliance policies and procedures.





20 |  Semiannual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES


7. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund's investment manager and the Fund's principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund's principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

OTHER LEGAL PROCEEDINGS
The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.







                                                          Semiannual Report | 21

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES


7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.





22 |  Semiannual Report

Templeton Institutional Funds, Inc.

PROXY VOTING POLICIES AND PROCEDURES


FOREIGN SMALLER COMPANIES SERIES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.







                                                          Semiannual Report | 23

                       This page intentionally left blank.

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]   FRANKLIN TEMPLETON INSTITUTIONAL
       INSTITUTIONAL       600 Fifth Avenue
                           New York, NY 10020
                           FRANKLINTEMPLETONINSTITUTIONAL.COM



SEMIANNUAL REPORT
TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES


INVESTMENT MANAGER
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempletoninstitutional.com

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563

This report must be preceded or accompanied by the current Templeton Institutional Funds, Inc. Foreign Smaller Companies Series prospectus, which contains more complete information including charges, expenses, and risk factors. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.



ZT458S2004 08/04

FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES





Templeton Institutional Funds, Inc.

FRANKLIN TEMPLETON NON-U.S.
CORE EQUITY SERIES

SEMIANNUAL REPORT
JUNE 30, 2004











TEMPLETON INSTITUTIONAL FUNDS, INC.
FINANCIAL HIGHLIGHTS

NON-U.S. CORE EQUITY SERIES


                                                     PERIOD ENDED
                                                     JUNE 30, 2004         YEAR ENDED         PERIOD ENDED
                                                      (UNAUDITED)       DECEMBER 31, 2003   DECEMBER 31, 2002/c
                                                   ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............      $12.46             $ 9.45               $10.00
                                                   ----------------------------------------------------------------
Income from investment operations:
 Net investment income/a ..........................         .14                .19                  .01
 Net realized and unrealized gains (losses) .......         .27               3.09                 (.51)
                                                   ----------------------------------------------------------------
Total from investment operations ..................         .41               3.28                 (.50)
                                                   ----------------------------------------------------------------
Less distributions from net investment income:.....          --               (.27)                (.05)
                                                   ----------------------------------------------------------------
Net asset value, end of period ....................      $12.87             $12.46               $ 9.45
                                                   ================================================================

Total return/b ....................................        3.29%             34.89%               (5.05)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................    $  2,574           $  2,493             $  2,942
Ratios to average net assets:
 Expenses .........................................         .84%/d             .84%                 .84%/d
 Expenses,excluding waiver and payments by
   affiliates .....................................        2.46%/d            5.31%                5.47%/d
 Net investment income ............................        2.13%/d            1.87%                 .28%/d
Portfolio turnover rate ...........................       14.80%             39.97%                6.36%



a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period September 3, 2002 (inception date) to December 31, 2002. d Annualized.



                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)


                                                               INDUSTRY                          SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 96.2%

     AUSTRALIA 2.7%
     AMP Ltd. ........................................          Insurance                        1,370      $   6,041
     News Corp. Ltd. ADR .............................             Media                           600         21,252
     Qantas Airways Ltd  .............................           Airlines                        4,970         12,186
     St. George Bank Ltd..............................       Commercial Banks                    1,200         18,408
     Woodside Petroleum Ltd...........................          Oil & Gas                        1,000         11,612
                                                                                                           -------------
                                                                                                               69,499
                                                                                                           -------------

     AUSTRIA .6%
     Erste Bank der Oester Sparkassen AG..............        Commerical Banks                     100         15,707
                                                                                                           -------------


     BERMUDA 1.0%
     ACE Ltd..........................................          Insurance                          640         27,059
                                                                                                           -------------

     CANADA 2.0%
     Alcan Inc. ......................................          Metals & Mining                    420         17,292
     BCE Inc. ........................................  Diversified Telecommunication Services   1,060         21,110
     Encana Corp. ....................................           Oil & Gas                         300         12,893
                                                                                                           -------------
                                                                                                               51,295
                                                                                                           -------------

     CHINA 1.3%
     Beijing Capital International Airport Co. Ltd. ..      Transportation Infrastructure       18,000          5,539
     China Mobile (Hong Kong) Ltd. ...................   Wireless Telecommunication Services     4,450         13,465
     Huaneng Power International Inc., H .............        Electric Utilities                16,000         14,257
                                                                                                           -------------
                                                                                                               33,261
                                                                                                           -------------

     DENMARK .5%
     TDC A/S..........................................  Diversified Telecommunication Services     140          4,549
   a Vestas Wind Systems A/S .........................        Electrical Equipment                 370          5,436
   a Vestas Wind Systems A/S, 144A....................        Electrical Equipment                 123          1,806
                                                                                                           -------------
                                                                                                               11,791
                                                                                                           -------------
     FINLAND 1.0%
     Stora Enso Oyj, R (EUR/FIM Traded)  .............      Paper & Forest Products              1,820         24,689
                                                                                                           -------------

     FRANCE 6.3%
     Accor SA  .......................................      Hotels Restaurants & Leisure           140          5,909
     Aventis SA  .....................................         Pharmaceuticlas                     420         31,707
     AXA SA ..........................................           Insurance                         970         21,361
     Dassault Systemes SA  ...........................           Software                          300         13,910
     Michelin SA, B ..................................        Auto Components                      530         29,308
     Publicis Groupe SA ..............................             Media                           400         11,840
     Sanofi Synthelabo SA ............................         Pharmaceuticlas                     350         22,185

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)(CONT.)


                                                               INDUSTRY                          SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     France (cont.)
     Suez SA  ........................................    Multi-Utilities & Unregulated Power    1,190         24,772
                                                                                                           -------------
                                                                                                              160,992
                                                                                                           -------------
     GERMANY 8.8%
     BASF AG  ........................................            Chemicals                        350    $    18,758
     Bayer AG. Br ....................................            Chemicals                        510         14,706
     Celesio AG  .....................................   Health Care Providers & Services          460         27,423
     Deutsche Post AG  ...............................       Air Freight & Logistics             1,520         32,770
     E.ON AG  ........................................         Electric Utilities                  400         28,810
     Puma AG  ........................................    Textiles Apparel & Luxury Goods          120         30,440
     SAP AG  .........................................             Software                        150         25,002
     Siemens AG  .....................................       Industrial Conglomerates              400         28,785
     Volkswagen AG ...................................            Automobiles                      460         19,420
                                                                                                           -------------
                                                                                                              226,114
                                                                                                           -------------

     HONG KONG 5.2%
     Esprit Holdings Ltd. ............................          Specialty Retail                 7,000         31,321
     Hang Seng Bank ..................................         Commercial Banks                    900         11,539
     Sun Hung Kai Properties Ltd. ....................           Real Estate                     4,000         32,821
     Swire Pacific Ltd., A ...........................           Real Estate                     2,000         12,949
     Television Broadcasts Ltd. ......................              Media                        5,000         21,411
     Wharf Holdings Ltd. .............................           Real Estate                     8,000         22,975
                                                                                                           -------------
                                                                                                              133,016
                                                                                                           -------------

     IRISH REPUBLIC 1.0%
     Anglo Irish Bank Corp. PLC  .....................           Commercial Banks                1,600         25,112
                                                                                                           -------------

     ISRAEL 1.7%
   a Check Point Software Technologies Ltd. ..........             Software                      1,160         31,308
     Teva Pharmaceutical Industries Ltd., ADR ........         Pharmaceuticlas                     340         11,441
                                                                                                           -------------
                                                                                                               42,749
                                                                                                           -------------

     ITALY 4.5%
     Arnoldo Mondadori Editore SpA ...................              Media                        1,700         16,091
     Eni SpA  ........................................            Oil & Gas                      1,300         25,813
     Luxottica Group SpA, ADR  .......................      Textile Apparel & Luxury Goods         700         11,830
     Mediaset SpA  ...................................              Media                        1,400         15,960
     Riunione Adriatica di Sicurta SpA ...............            Insurance                      1,294         23,473
     Saipem SpA  .....................................      Energy Equipment & Services          2,500         22,751
                                                                                                           -------------
                                                                                                              115,918
                                                                                                           -------------


     JAPAN  12.8%
     Acom Co. Ltd. ...................................           Consumer Finance                  200         12,995
     Asahi Glass Co. Ltd... ..........................           Building Products               2,000         20,804

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)(CONT.)

                                                               INDUSTRY                          SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     JAPAN (CONT.)
     Canon Inc., ADR  ................................           Office Electronics                350         18,690
     East Japan Railway Co. ..........................             Road & Rail                       5    $    28,044
     Fanuc Ltd.  .....................................             Machinery                       400         23,865
     Fujitsu Ltd. ....................................         Computers & Peripherals           2,000         14,095
     KAO Corp. .......................................            Household Products               600         14,462
     KDDI Corp.  .....................................    Wireless Telecommunication Services        2         11,438
     Misumi Corp.  ...................................       Trading Companies & Distributors      300          9,815
     Mitsui Fudosan Co. Ltd. .........................             Real Estate                   1,000         11,987
     Nintendo Co. Ltd. ...............................             Software                        100         11,593
     Nippon Telegraph & Telephone Corp. ..............  Diversified Telecommunication Services       6         32,058
     Seiko Epson Corp. ...............................             Computer & Peripherals          400         14,553
     SMC Corp. .......................................               Machinery                     200         21,629
     Sompo Japan Insurance Inc. ......................             Insurance                     4,000         40,874
     Sony Corp. ......................................         Household Durables                  900         33,900
     Takeda Chemical Industries Ltd...................           Pharmaceuticlas                   200          8,779
                                                                                                           -------------
                                                                                                              329,581
                                                                                                           -------------

     MEXICO 2.2%
     America Movil SA de CV, L, ADR ..................   Wireless Telecommunication Services       600         21,822
     Grupo Financiero Banorte SA de CV, O ............          Commercial Banks                 4,000         14,221
     Telefonos de Mexcio SA de CV (Telmex), L, ADR ...   Diversified Telecommunication Services    650         21,626
                                                                                                           -------------
                                                                                                               57,669
                                                                                                           -------------

     NETHERLANDS 4.6%
     Akzo Nobel NV  ..................................                Chemicals                    630         23,171
   a ASM International NV ............................ Semiconductors & Semiconductor Equipment    700         14,461
     IHC Caland NV  ..................................      Energy Equipment & Services            410         19,070
     ING Groep NV  ...................................     Diversified Financial Services        1,290         30,448
     Koninklijke Phillips Electronics NV .............            Household Durables             1,130         30,424
                                                                                                           -------------
                                                                                                              117,574
                                                                                                           -------------

     NORWAY .9%
     Norske Skogindustrier ASA, A ....................       Paper & Forest Products             1,340         23,875
                                                                                                           -------------

     PORTUGAL 1.0%
     Portugal Telecom, SGPS, SA  .....................   Diversified Telecommunication Services  2,310         24,929
                                                                                                           -------------

     RUSSIA .8%
   a Lukoil Holdings, ADR  ...........................                 Oil & Gas                   200         20,900
                                                                                                           -------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)(CONT.)

                                                               INDUSTRY                          SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SINGAPORE .3%
     DBS Group Holdings Ltd. .........................             Commerical Banks              1,000     $    8,360
                                                                                                            -------------

     SOUTH KOREA 4.2%
   a Kookmin Bank, ADR ...............................             Commercial Banks                740         23,221
     KT Corp., ADR  ..................................   Diversified Telecommunication Services  1,100         19,844
     POSCO, ADR ......................................              Metals & Mining                500         16,755
     Samsung Electronics Co. Ltd., GDR, 144A.......... Semiconductors & Semiconductor Equipment    130         26,628
     Samsung Electronics Co. Ltd., GDR, 144A (1/2 VTG) Semiconductors & Semiconductor Equipment    110         22,578
                                                                                                           -------------
                                                                                                              109,080
                                                                                                           -------------

     SPAIN 2.9%
     Banco Santander Central Hispano SA...............             Commercial Banks              2,300         23,869
     Telefonica Moviles SA ...........................   Wireless Telecommunication Services     2,000         20,878
     Telefonica SA  ..................................   Diversified Telecommunication Services  1,970         29,122
                                                                                                           -------------
                                                                                                               73,869
                                                                                                           -------------
     SWEDEN 3.8%
   a Ainax AB, 144A ..................................               Capital Markets                54          1,774
     Atlas Copco AB, A ...............................                 Machinery                   910         33,764
     Nordea AB, FDR ..................................               Commerical Banks            3,940         28,377
     Securitas AB, B .................................       Commerical Services & Supplies        480          5,990
     Volvo AB, B  ....................................                 Machinery                   840         29,216
                                                                                                           -------------
                                                                                                               99,121
                                                                                                           -------------
     SWITZERLAND 4.5%
     Adecco SA .......................................       Commerical Services & Supplies        200          9,965
     Credit Suisse Group .............................           Capital Markets                   300         10,659
     Lonza Group AG ..................................             Chemicals                       110          5,573
     Roche Holding AG  ...............................          Pharmaceuticals                    300         29,703
     Swiss Reinsurance Co. ...........................             Insurance                       340         22,084
     Synthes Inc. ....................................       Health Care Equipment & Supplies      180         20,517
     UBS AG  .........................................          Capital Markets                    250         17,617
                                                                                                           -------------
                                                                                                              116,118
                                                                                                           -------------

     TAIWAN 1.1%
     Chunghwa Telecom Co. Ltd., ADR  .................   Diversified Telecommunication Services    700         12,349


TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)(CONT.)

                                                               INDUSTRY                          SHARES        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TAIWAN (CONT.)
     Taiwan Semiconductor Manufacturing Co.,Ltd, ADR.. Semiconductors & Semiconductor Equipment  2,053     $   17,060
                                                                                                           -------------
                                                                                                               29,409
                                                                                                           -------------
     UNITED KINGDON 20.5%
     Abbey National PLC ..............................          Commerical Banks                   650          6,050
     BAE Systems PLC  ................................         Aerospace & Defense               6,900         27,435
     BHP Billiton PLC ................................           Metals & Mining                 3,150         27,334
     BP PLC  .........................................            Oil & Gas                      1,560         13,778
     Cadbury Schweppes PLC ...........................            Food Products                  3,700         31,923
     Compass Group PLC ...............................        Hotels Restaurants & Leisure       5,000         30,512
     Diageo PLC ......................................             Beverages                     1,800         24,270
     Exel PLC ........................................          Air Freight & Logistics            900         12,519
     HBOS PLC ........................................           Commercial Banks                1,000         12,395
     HSBC Holdings PLC ...............................           Commercial Banks                1,200         18,077
     J Sainsbury PLC .................................          Food & Staples Retailing         2,380         12,290
     Man Group PLC ...................................               Capital Markets               800         20,717
     National Grid Transco PLC .......................     Multi-Utilities & Unregulated Power   2,350         18,134
     Next PLC ........................................              Multiline Retail               500         12,903
     Reckitt Benckiser PLC ...........................          Household Products                 700         19,816
     Rentokil Initial PLC ............................   Commercial Services & Supplies          1,570          4,114
     Royal Bank of Scotland Group PLC ................          Commerical Banks                   800         23,039
     Shell Transport & Trading Co. PLC ...............            Oil & Gas                      3,310         24,281
   a Shire Pharmaceuticals Group PLC .................           Pharmaceuticals                 2,870         25,061
     Smith & Nephew PLC ..............................    Health Care Equipment & Supplies       3,200         34,442
     Smith Group PLC  ................................         Industrial Conglomerates          1,290         17,464
     Standard Chartered PLC ..........................           Commercial Banks                1,630         26,545
     Tesco PLC .......................................       Food & Staples Retailing            5,500         26,556
     The Sage Group PLC ..............................              Software                     6,700         22,661
     Vodafone Group PLC  .............................   Wireless Telecommunication Services     3,990          8,737
     WPP Group PLC  ..................................                  Media                    2,200         22,342
     Yell Group PLC ..................................                  Media                      670          4,189
                                                                                                           -------------
                                                                                                              527,584
                                                                                                           -------------
     TOTAL COMMON STOCKS (COST $1,878,325) 96.2%                                                            2,475,271
                                                                                                           -------------

                                                                                             PRINCIPAL
                                                                                              AMOUNT
                                                                                            ----------
     BONDS & NOTES
     FRANCE
     AXA, SA cvt., zero cpn., 12/21/04                         Insurance                         60             1,340
                                                                                                          -------------
     TOTAL BONDS & NOTES (COST $896)                                                                            1,340
                                                                                                          -------------


TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)(CONT.)

                                                                                  PRINCIPAL
                                                                                   AMOUNT
                                                                                -----------
     SHORT TERM INVESTMENTS (COSTS $109,768) 4.3%
     U.S. Treasury Bills, 0.94% to 1.27%, with maturities
     to 9/23/04                                                  United States    $110,000     $  109,762
                                                                                               --------------
     TOTAL INVESTMENTS (COST $1,988,989) 100.5%                                                 2,586,373
     OTHER ASSETS, LESS LIABILITIES (0.5)%                                                        (12,159)
                                                                                                -------------
     NET ASSETS 100.0%                                                                          $2,574,214
                                                                                                =============

     CURRENCY ABBREVIATIONS:
     EUR  - Euro
     FIM  - Finnish Markka







a  Non-income producing.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITIED)

                                                                  FRANKLIN
                                                                TEMPLETON NON-
                                                               U.S. CORE EQUITY
Assets:
 Investments in securities:
  Cost ......................................................... $1,988,989
                                                                 ==========
  Value ........................................................  2,586,373
 Cash  .........................................................      1,208
 Receivables:
  Investment securities sold ...................................      9,148
  Dividends and interest........................................      6,268
                                                                 ----------
     Total assets  .............................................  2,602,997
                                                                  ----------
Liabilities:
 Payables:
 Investment securities purchased ...............................      5,257
 Affiliates.....................................................         87
 Other liabilities..............................................     23,439
                                                                  ----------
     Total liabilities..........................................     28,783
                                                                 ----------

Net assets, at value  .......................................... $2,574,214
                                                                 ==========
Net assets consist of:
 Undistributed net investment income  .........................  $   26,600
 Net unrealized appreciation (depreciation) ....................    597,446
 Accumulated net realized gain (loss) ..........................     37,691
 Capital shares ................................................  1,912,477
                                                                 ----------
Net assets, at value ........................................... $2,574,214
                                                                 ==========
Shares outstanding .............................................    200,000
Net asset value per share ......................................     $12.87
                                                                 ==========



                       See notes to financial statements.
                                       8

TEMPLETON INSTITUTIONAL FUNDS, INC.
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2004 (UNAUDITED)

                                                                 FRANKLIN
                                                                TEMPLETON NON-
                                                               U.S. CORE EQUITY
Investment Income:
 (net of foreign taxes of $4,681)
 Dividends ....................................................... $   37,696
 Interest  .......................................................        138
                                                                   -----------
    Total investment income ......................................     37,834
                                                                   -----------
Expenses:
 Management fees (Note 3) ........................................      8,902
 Administrative fees (Note 3) .....................................     2,543
 Transfer agent fees (Note 3) .....................................       100
 Custodian fees ...................................................       500
 Registration and filing fees .....................................     5,600
 Professional fees  ...............................................    11,000
 Directors' fees and expenses .....................................     2,100
 Other ............................................................       500
                                                                     ---------
    Total expenses  ...............................................    31,245
       Expense reductions (Note 4) ................................      (146)
       Expenses waived/paid by affiliate (Note 3) .................   (20,406)
                                                                   -----------
        Net expenses ..............................................    10,693
                                                                   -----------
          Net investment income  ..................................    27,141
                                                                   -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments  ....................................................   79,603
  Foreign currency transactions ...................................     (221)
                                                                   -----------
    Net realized gain (loss) ......................................   79,382
Net unrealized appreciation (depreciation) on:
 Investments  .....................................................  (25,106)
 Translation of assets and liabilities denominated in foreign
  currencies ......................................................     (179)
                                                                   -----------
    Net unrealized appreciation (depreciation)  ...................  (25,285)
                                                                   -----------
Net realized and unrealized gain (loss)  ..........................   54,097
                                                                   -----------
Net increase (decrease) in net assets resulting from operations ... $ 81,238
                                                                   ===========



                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF CHANGES IN NET ASSETS
AND THE PERIOD JUNE 30, 2004 (UNAUDITED)
AND FOR THE YEAR ENDED DECEMBER 31, 2003



                                                                 FRANKLIN TEMPLETON NON-U.S
                                                                    CORE EQUITY SERIES
                                                                ----------------------------
                                                                     2004           2003
                                                                ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income  ......................................  $   27,141     $   45,545
  Net realized gain (loss) from investments and foreign
  currency transactions ......................................       79,382        (29,945)
  Net unrealized appreciation (depreciation) on investments
  and translation of assets and liabilities denominated in
  foreign currencies .........................................      (25,285)       672,942
                                                                ----------------------------
      Net increase (decrease) in net assets resulting
      from operations .......................................        81,238        688,542

Distributions to shareholders from net investment income:......         --         (55,229)
Capital share transactions (Note 2) ...........................         --      (1,082,722)
                                                                ----------------------------
      Net increase (decrease) in net assets ...................      81,238       (449,409)

Net assets:
 Beginning of period ..........................................   2,492,976      2,942,385
                                                                ----------------------------
 End of period ...............................................   $2,574,214     $2,492,976
                                                                ============================
Undistributed net investment income included in net assets:
 End of period ................................................  $   26,600     $     (541)
                                                                ============================



                       See notes to financial statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Non-U.S. Core Equity Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Short - term securities are valued at amortized cost which approximates current value. All security valuation procedures are approved by the Board of Directors.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the period.


h. Guarantees and Indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


2. CAPITAL STOCK

At June 30, 2004, there were 1.14 billion shares authorized ($0.01 par value) for the Company of which 60 million were designated as Fund shares. During the period ended June 30, 2004 there were no share transactions. During the year ended December 31, 2003 transactions in the Fund's shares were as follows:

                                                        Year Ended
                                                    December 31, 2003
                                                 ------------------------
                                                  Shares     Amount
                                                 ------------------------
Shares sold                                            -     $      -
Shares issued on reinvestment of distributions        667          6,169
Shares redeemed                                  (112,026)    (1,088,891)
                                                 -----------------------
Net increase (decrease)                          (111,359)   $(1,082,722)
                                                 ========================


Franklin Advisors, Inc. (an affiliate of the Fund's investment manager) is the record owner of 100% of the Fund shares as of June 30, 2004.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and directors of the following entities:

ENTITY                                                   AFFILIATION
-------------------------------------------------------------------------------
Franklin Templeton Asset Strategies, LLC
 (Asset Strategies)                                      Investment manager
Franklin Templeton Services, LLC (FT Services)           Administrative manager
Franklin Templeton Distributors, Inc (Distributors)      Principal underwriter
Franklin Templeton Investor Services, LLC (Investor
  services)                                              Transfer agent

The Fund pays an investment management fee to Asset Strategies based on the Fund's average daily net assets as follows:

ANNUALIZED FEE RATE          NET ASSETS
-------------------------------------------------------------------------------
0.70%                        First $1 billion
0.68%                        Over $1 billion, up to and including $5 billion
0.66%                        Over $5 billion, up to and including $10 billion
0.64%                        Over $10 billion, up to and including $15 billion
0.62%                        Over $15 billion, up to and including $20 billion
0.60%                        Over $20 billion

Prior to May 1, 2004, the Fund paid an investment management fee to Asset Strategies of .70% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The investment manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund through June 30, 2004 as noted in the Statement of Operations.

The Fund paid transfer agent fees of $100, of which $14 was paid to Investor Services.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

             Cost of investments           $1,996,992
                                           -------------
             Unrealized appreciation       $  614,615
             Unrealized depreciation          (25,234)
                                           -------------
             Net unrealized appreciation   $  589,381
                                           =============

At December 31, 2003, the Fund had deferred foreign currency losses occurring subsequent to October 31, 2003 of $324. For tax purposes, such losses will be reflected in the year ending December 31, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and organization and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and wash sales.

At December 31, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

          Capital loss carryovers expiring in:
            2010.............................. $    34
            2011..............................  33,331
                                               ---------
                                               $33,365
                                               =========

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $369,164 and $409,314, respectively.

7. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)



7. REGULATORY MATTERS (cont.)

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund's investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which an affiliate of the Fund's investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund's investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund's investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund's investment manager and the Fund's principal underwriter concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and the Fund's principal underwriter arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

OTHER LEGAL PROCEEDINGS
The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities

TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN TEMPLETON NON-U.S. CORE EQUITY SERIES
NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


7. REGULATORY MATTERS (cont.)

of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES - N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.   N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosures herein.

ITEM 10. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 11. EXHIBITS.

(A) Code of Ethics for Principal Executive and Senior Financial Officers

(B)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS, INC.


By /s/JIMMY D. GAMBILL
   ------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August 31, 2004




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   ------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August 31, 2004


By /s/GALEN G. VETTER
  -------------------------
   Galen G. Vetter
   Chief Financial Officer
Date: August 31, 2004